EXHIBIT 4.3

SCHEDULE OF MATERIAL DETAILS IN WHICH THE FORM OF SUBORDINATED DEBT INDENTURE (INCLUDING FORM OF SUBORDINATED DEBENTURE/ NOTE) DIFFERS FROM EXHIBIT 4.2, THE FORM OF SENIOR SUBORDINATED DEBT INDENTURE (INCLUDING FORM OF SENIOR SUBORDINATED DEBENTURE/NOTE)


                  The form of Subordinated Debt Indenture (including the form of Subordinated Debenture/Note) (the "Subordinated Debt Indenture") differs from
Exhibit 4.2, the form of Senior Subordinated Debt Indenture (including the form of Senior Subordinated Debenture/Note) (the "Senior Subordinated Debt Indenture"), in the following respects:

                       (1) The words "Senior Subordinated" in the Senior Subordinated Debt Indenture are changed to the word "Subordinated" in the Subordinated Debt Indenture, and there are references to Junior Subordinated Debt in the Subordinated Debt Indenture, but not in the Senior Subordinated Debt Indenture;

                       (2) Section 4.12 of the form of Senior Subordinated Debt Indenture and the reference to Section 4.12 in the Table of Contents to the Senior Subordinated Debt Indenture are deleted in the form of Subordinated Debt Indenture; and

                       (3) Provision for the possible right of the Registrant to defer interest are included in the Subordinated Debt Indenture, but not in the Senior Subordinated Debt Indenture.

                              DEL WEBB CORPORATION

                                      and

                      [THE FIRST NATIONAL BANK OF BOSTON]

                                   as Trustee




                                 $------------

         ___% [Convertible] [Junior] Subordinated [Debentures] [Notes]*



                                   Indenture
                            Dated as of _____, 199_







     ----------------
    * Language in brackets indicates alternative language or provisions to be supplied. As appropriate, disclosure will be made in the relevant Prospectus Supplement as to which alternative has been chosen or provisions added and a copy of the final Indenture will be filed as an Exhibit to a Form 8-K, or other appropriate periodic report.

                                  CROSS-REFERENCE TABLE*

Trust Indenture                                                Indenture Section
 Act Section

310(a)(1)....................................................        7.10
   (a)(2)....................................................        7.10
   (a)(3)....................................................        N.A.
   (a)(4)....................................................        N.A.
   (b).......................................................  7.08; 7.10; 10.02
   (c).......................................................        N.A.
311(a).......................................................        7.11
   (b).......................................................        7.12
   (c).......................................................        N.A.
312(a).......................................................        2.05
   (b).......................................................       10.03
   (c).......................................................       10.03
313(a).......................................................        7.06
   (b)(1)....................................................        N.A.
   (b)(2)....................................................        7.06
   (c).......................................................    7.06; 10.02
   (d).......................................................        7.06
314(a).......................................................    4.01; 10.02
   (b).......................................................        N.A.
   (c)(1)....................................................       10.04
   (c)(2)....................................................       10.04
   (c)(3)....................................................        N.A.
   (d).......................................................        N.A.
   (e).......................................................       10.05
   (f).......................................................        N.A.
315(a).......................................................        7.01(b)
   (b).......................................................    7.05; 10.02
   (c).......................................................        7.01(a)
   (d).......................................................        7.01(c)
   (e).......................................................        6.11
316(a)(last sentence)........................................        2.09
   (a)(1)(A).................................................        6.05
   (a)(1)(B).................................................        6.04
   (a)(2)....................................................        N.A.
   (b).......................................................        6.07
317(a)(1)....................................................        6.08
   (a)(2)....................................................        6.09
   (b).......................................................        2.04
318(a).......................................................       10.01

                           N.A. means not applicable.
- ---------------

*This Cross-Reference Table is not part of the Indenture.


                               TABLE OF CONTENTS

                                                                                          Page
                                   ARTICLE 1
                                  Definitions

Section 1.01.         Definitions.........................................................   1
                           "Affiliate"....................................................   1
                           "Agent"........................................................   1
                           "Board of Directors"...........................................   1
                           "capital stock"................................................   1
                           "Change of Control"............................................   1
                           "Company"......................................................   2
                           "Consolidated Net Earnings"....................................   2
                           "Default"......................................................   2
                           "Disqualified Stock"...........................................   3
                           "Equity Interests".............................................   3
                           "Exchange Act".................................................   3
                           "Holder" or "Securityholder"...................................   3
                           "Indenture"....................................................   3
                           "Material Subsidiary"..........................................   3
                           "Officers' Certificate"........................................   3
                           "Opinion of Counsel"...........................................   3
                           "person".......................................................   3
                           "principal"....................................................   3
                           "redemption date"..............................................   3
                           "redemption price".............................................   3
                           "SEC"..........................................................   4
                           "Securities"...................................................   4
                           "subsidiary"...................................................   4
                           "TIA"..........................................................   4
                           "Trustee"......................................................   4
                           "Trust Officer"................................................   4
Section 1.02.         Other Definitions...................................................   4
Section 1.03.         Incorporation by Reference of Trust Indenture Act...................   5
Section 1.04.         Rules of Construction...............................................   5


                                   ARTICLE 2
                                 The Securities

Section 2.01.         Form and Dating.....................................................   6
Section 2.02.         Execution and Authentication........................................   6
Section 2.03          Registrar and Paying Agent..........................................   7
Section 2.04.         Paying Agent to Hold Money in Trust.................................   7
Section 2.05.         Securityholder Lists................................................   8
Section 2.06.         Transfer and Exchange...............................................   8
Section 2.07.         Replacement Securities..............................................   8
Section 2.08.         Outstanding Securities..............................................   9
Section 2.09.         When Treasury Securities Disregarded................................   9
Section 2.10.         Temporary Securities................................................   9
Section 2.11.         Cancellation........................................................  10
Section 2.12.         Defaulted Interest..................................................  10
Section 2.13.         CUSIP Number........................................................  10


                                   ARTICLE 3
                                   Redemption

Section 3.01.         Notices to Trustee..................................................  10
Section 3.02.         Selection of Securities to be Redeemed..............................  11
Section 3.03.         Notice of Redemption................................................  11
Section 3.04.         Effect of Notice of Redemption......................................  12
Section 3.05.         Deposit of Redemption Price.........................................  12
Section 3.06.         Securities Redeemed in Part.........................................  12
[Section 3.07.        Mandatory Redemption................................................  12]


                                   ARTICLE 4
                                   Covenants

Section 4.01.         Payment of Securities...............................................  13
Section 4.02.         SEC Reports.........................................................  13
Section 4.03.         Compliance Certificate..............................................  14
Section 4.04.         Maintenance of Office or Agency.....................................  15
Section 4.05.         Restrictions on Dividends and Other Payments........................  15
Section 4.06.         Continued Existence.................................................  17
Section 4.07.         Taxes...............................................................  17
Section 4.08.         Maintenance of Properties...........................................  17
Section 4.09.         Insurance...........................................................  17
Section 4.10.         Investment Company Act..............................................  18
Section 4.11.         Change of Control...................................................  18


                                   ARTICLE 5
                                   Successors

Section 5.01.         When the Company May Merge, etc.....................................  20
Section 5.02.         Successor Corporation Substituted...................................  20
Section 5.03.         Purchase Option on Change of Control................................  21


                                   ARTICLE 6
                             Defaults And Remedies

Section 6.01.         Events of Default...................................................  21
Section 6.02.         Acceleration........................................................  23
Section 6.03.         Other Remedies......................................................  23
Section 6.04.         Waiver of Past Defaults.............................................  24
Section 6.05.         Control by Majority.................................................  24
Section 6.06.         Limitation on Suits.................................................  24
Section 6.07.         Rights of Holders to Receive Payment
                        [and to Convert Securities].......................................  25
Section 6.08          Collection Suit by Trustee..........................................  25
Section 6.09          Trustee May File Proofs of Claim....................................  25
Section 6.10          Priorities..........................................................  25
Section 6.11          Undertaking for Costs...............................................  26


                                   ARTICLE 7
                                  The Trustee

Section 7.01.         Duties of the Trustee...............................................  26
Section 7.02.         Rights of the Trustee...............................................  27
Section 7.03.         Individual Rights of the Trustee....................................  28
Section 7.04.         Trustee's Disclaimer................................................  28
Section 7.05.         Notice of Defaults..................................................  28
Section 7.06.         Reports by the Trustee to Holders...................................  29
Section 7.07.         Compensation and Indemnity..........................................  29
Section 7.08.         Replacement of the Trustee..........................................  30
Section 7.09.         Successor Trustee by Merger, etc....................................  31
Section 7.10.         Eligibility; Disqualification.......................................  31
Section 7.11.         Preferential Collection of Claims Against Company...................  31


                                   ARTICLE 8
                      Satisfaction And Discharge Of Indenture

Section 8.01.         Termination of Company's Obligations................................  32
Section 8.02.         Application of Trust Money..........................................  35
Section 8.03.         Repayment to Company................................................  35
Section 8.04.         Reinstatement.......................................................  35


                                   ARTICLE 9
                                   Amendments

Section 9.01.         Without the Consent of Holders......................................  36
Section 9.02.         With the Consent of Holders.........................................  37
Section 9.03.         Compliance with the Trust Indenture Act.............................  38
Section 9.04.         Revocation and Effect of Consents...................................  38
Section 9.05.         Notation on or Exchange of Securities...............................  39
Section 9.06.         The Trustee Protected...............................................  39


                                   ARTICLE 10
                               General Provisions

Section 10.01.        Trust Indenture Act Controls........................................  39
Section 10.02.        Notices.............................................................  39
Section 10.03.        Communication by Holders with Other Holders.........................  40
Section 10.04.        Certificate and Opinion as to Conditions Precedent..................  40
Section 10.05.        Statements Required in Certificate or Opinion.......................  40
Section 10.06.        Rules by Trustee and Agents.........................................  41
Section 10.07.        Legal Holidays; Business Days.......................................  41
Section 10.08.        No Recourse Against Others..........................................  41
Section 10.09.        Counterparts........................................................  41
Section 10.10.        Other Provisions....................................................  41
Section 10.11.        Governing Law.......................................................  42
Section 10.12.        No Adverse Interpretation of Other Agreements.......................  43
Section 10.13.        Successors..........................................................  43
Section 10.14.        Severability........................................................  43
Section 10.15.        Table of Contents, Headings, Etc....................................  43


                                   ARTICLE 11
                                 Subordination

Section 11.01.        Agreement to Subordinate............................................  43
Section 11.02.        Certain Definitions.................................................  43
Section 11.03.        Liquidation; Dissolution; Bankruptcy................................  44
Section 11.04.        Default on Senior Indebtedness......................................  45
Section 11.05.        Acceleration of Securities..........................................  45
Section 11.06.        When Distributions Must Be Paid Over................................  46
Section 11.07.        Notice by the Company...............................................  46
Section 11.08.        Subrogation.........................................................  46
Section 11.09.        Relative Rights.....................................................  46
Section 11.10.        Subordination May Not Be Impaired by the Company....................  47
Section 11.11.        Distribution or Notice to the Representative........................  47
Section 11.12.        Rights of the Trustee and Paying Agent..............................  47
Section 11.13         No Fiduciary Duty to Holders of Senior Indebtedness.................  48



                                  [ARTICLE 12
                                   Conversion

Section 12.01.        Conversion Privilege................................................  49
Section 12.02.        Conversion Procedure................................................  49
Section 12.03.        Fractional Shares...................................................  50
Section 12.04.        Taxes on Conversion.................................................  51
Section 12.05.        Company to Provide Stock............................................  51
Section 12.06.        Adjustment for Change in Capital Stock..............................  51
Section 12.07.        Adjustment for Rights Issue.........................................  52
Section 12.08.        Adjustment for Other Distributions..................................  53
Section 12.09.        Adjustment for [Preferred] [Common] Stock Issue.....................  54
Section 12.10.        Adjustment for Convertible Securities Issue.........................  55
Section 12.10A.       Special Provision Regarding Preferred Stock.........................  56
Section 12.11.        Current Market Price................................................  57
Section 12.12.        Consideration Received..............................................  57
Section 12.13.        When Adjustment May Be Deferred.....................................  58
Section 12.14.        When No Adjustment Required.........................................  58
Section 12.15.        Notice of Adjustment................................................  59
Section 12.16.        Voluntary Reduction.................................................  59
Section 12.17.        Notice of Certain Transactions......................................  59
Section 12.18.        Reorganization of Company...........................................  60
Section 12.19.        Company Determination Final.........................................  60
Section 12.20.        Trustee's Disclaimer................................................  60]

SIGNATURES            ....................................................................  61

EXHIBIT A (FORM OF SECURITY).............................................................. A-1


     This  Indenture,   dated  as  of  ________,   199_,  is  between  Del  Webb
Corporation, a Delaware corporation (the "Company"), and [The First National Bank of Boston] (the "Trustee").

     The Company has duly authorized the issuance of its ___% [Convertible] [Junior] Subordinated [Debentures] [Notes] (the "Securities") and to provide therefor the Company has duly authorized the execution and delivery of this Indenture. Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Securities.

                                        ARTICLE 1
                                       DEFINITIONS

SECTION 1.01.         Definitions.

     "Affiliate" of any specified person means any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such person, whether through the ownership of voting securities, by agreement or otherwise.

     "Agent" means any Registrar, Paying Agent or co-registrar.

     "Board of Directors" means the Board of Directors of the Company or any authorized committee of the Board of Directors.


     "capital stock" means any and all shares, interests, participations or other equivalents (however designated) of corporate stock.

     "Change of Control" means any of the following: (i) all or substantially all of the Company's assets are sold as an entirety to any person or related group of persons or the Company engages in any merger, consolidation, sale of capital stock, sale of beneficial ownership interests or any other transactions with any other person or related group of persons, with the effect that after such transactions the shareholders of the Company immediately prior to such transactions own, directly or indirectly, in the aggregate less than 50% of the total voting power entitled to vote in the election (a) of directors of the Company, if the Company is the surviving entity, or (b) of directors, managers or trustees (1) of such other person, if the Company is not the surviving entity, or (2) of such other person that purchases all or substantially all of the Company's assets; (ii) any person or related group of persons acquires more than 50% of the total voting power entitled to vote for directors of the Company; or (iii) any person or related group of persons acquires more than 50% of the total voting power entitled to vote for directors, managers or trustees
(a) of such other person surviving the transaction or (b) of such other person that purchases all or substantially all of the Company's assets.

     "Company" means the party named as such above until a successor replaces it in accordance with Article 5 and thereafter means the successor.

     "Consolidated Net Earnings" with respect to any person means, for any period, the aggregate of the Net Earnings of such person and its subsidiaries for such period, on a consolidated basis, determined in accordance with generally accepted accounting principles consistently applied; provided that the Net Earnings of any person acquired in a pooling of interests transaction for any period prior to the date of such acquisition shall be excluded. "Net
Earnings" of any person for any period shall mean the net earnings (loss) of such person for such period, determined in accordance with generally accepted accounting principles consistently applied, (i) excluding (a) extraordinary items recognized in such period, (b) any gain (but including any loss except as reduced to the extent aggregate gains exceed aggregate losses, with gains in excess of losses for one period being carried forward to subsequent periods and back to prior periods for this purpose) realized upon the sale or other disposition (including, without limitation, dispositions pursuant to leaseback transactions) of any real property or equipment of such person which is not sold or otherwise disposed of in the ordinary course of business and (c) any gain (but including any loss except as reduced to the extent aggregate gains exceed aggregate losses, with gains in excess of losses for one period being carried forward to subsequent periods and back to prior periods for this purpose) realized upon the sale or other disposition of any capital stock of such person or a subsidiary of such person except when the sale of capital stock is in substance the sale of the assets of the person whose capital stock is being sold, provided that, with respect to (b) and (c) above, gains from sales of developed or undeveloped real property (including without limitation developed residential lots) from the Company's community, conventional housing and land development businesses will be deemed ordinary course and (ii) excluding any write-up in the carrying value of any asset made after ______________, provided that the application of the equity method of accounting and the translation into United States dollars of assets or liabilities in foreign currencies in accordance with generally accepted accounting principles shall not be deemed to involve any such write-up.

     "Default" means any event which is, or after notice or passage of time would be, an Event of Default.

     "Disqualified Stock" means any capital stock which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, on or prior to the maturity date of the Securities.

     "Equity Interests" means capital stock or warrants, options or other rights to acquire capital stock (but excluding any debt security which is convertible into, or exchangeable for, capital stock).

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor statute.

     "Holder" or "Securityholder" means a person in whose name a Security is registered in the Registrar's books.

     "Indenture" means this Indenture as amended or supplemented from time to time.

     "Material Subsidiary" means (i) Del Webb Communities, Inc., (ii) Del Webb California Corp. and (iii) any other subsidiary of the Company, if any, named [in the final Indenture] [or] [in a supplemental indenture.]

     "Officers' Certificate" means a certificate signed by two Officers, one of whom must be the Chairman of the Board, the President, the Treasurer or an Executive Vice President, Senior Vice President or other Vice President of the Company.

     "Opinion of Counsel" means a written opinion from legal counsel who is reasonably acceptable to the Trustee. The counsel may be an employee of or counsel to the Company or the Trustee.

     "person" means any  individual,  corporation,  partnership,  joint venture,
association,   joint  stock  company,  trust,   unincorporated  organization  or
government or any agency or political subdivision thereof.

     "principal" of a debt security, including the Securities, means the principal of the security plus the premium, if any, on the security.

     "redemption date" when used with respect to any of the Securities to be redeemed, means the date fixed by the Company for such redemption pursuant to this Indenture and the Securities.

     "redemption price" when used with respect to any of the Securities to be redeemed, means the price fixed for such redemption pursuant to this Indenture and the Securities.

     "SEC" means the Securities and Exchange Commission.

     "Securities" means the Securities described above issued under this Indenture.

     "subsidiary" of any specified person means (i) a corporation a majority of whose capital stock with voting power, under ordinary circumstances, to elect directors is at the time, directly or indirectly, owned by such person or by such person and a subsidiary or subsidiaries of such person or (ii) any other person (other than a corporation) in which such person or such person and a subsidiary or subsidiaries of such person, directly or indirectly, at the date of determination thereof has at least majority ownership interest or over which it exercises control.


     "TIA" means the Trust Indenture Act of 1939 (15 U.S. Code ss.ss. 77aaa-77-bbbb) as in effect on the date of execution of this Indenture.


     "Trustee" means the party named as such above until a successor replaces it in accordance with the applicable provisions of this Indenture and thereafter means the successor.

     "Trust Officer" means [the Chairman of the Board, the President or] any [other] officer or assistant officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

SECTION 1.02.         Other Definitions.
                                                                      Defined in
                Term                                                    Section

         "Bankruptcy Law"...........................................       6.01
         "Business Day".............................................      10.07
        ["Common Stock".............................................      12.01]
        ["Conversion Agent..........................................       2.03]
         "Custodian"................................................       6.01
         "Event of Default".........................................       6.01
         "Indebtedness".............................................      11.02
         "Legal Holiday"............................................      10.07
         "Officer"..................................................      10.10
         "Paying Agent".............................................       2.03
        ["Preferred Stock"..........................................      12.01]
        ["Quoted Price".............................................      12.03]
         "Registrar"................................................       2.03
         "Representative"...........................................      11.02
         "Restricted Payments"......................................       4.05
         "Senior Indebtedness"......................................      11.02
         "United States Government Obligations".....................       8.01

SECTION 1.03.         Incorporation by Reference of Trust Indenture Act.

     Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture.

     The following TIA terms used in this Indenture have the following meanings:

         "Commission" means the SEC;

         "indenture securities" means the Securities;

         "indenture security holder" means a Securityholder or Holder;

         "indenture to be qualified" means this Indenture;

         "indenture trustee" or "institutional trustee" means the Trustee;

and

         "obligor" on the Securities means the Company or any other obligor on the Securities.

     All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule under the TIA have the meanings so assigned to them.

SECTION 1.04.         Rules of Construction.

     Unless the context otherwise requires:

                  (1)  a term has the meaning assigned to it;

                  (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect at the date hereof;

                  (3) references to "generally accepted accounting principles" shall mean generally accepted accounting principles as in effect at the date hereof;

                  (4)   "or" is not exclusive;

                  (5) words in the singular include the plural, and in the plural include the singular; and

                  (6)  the male, female and neuter genders include one another.

                                        ARTICLE 2
                                      THE SECURITIES

SECTION 2.01.         Form and Dating.

     The Securities and the Trustee's certificate of authentication relating thereto shall be substantially in the form set forth in Exhibit A, which is part of this Indenture, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, provided that the Securities may be Global Securities and as such may be issued in either registered or bearer form. The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage. The Company shall approve the forms of the Securities and any notation, legend or endorsement on them. Each Security shall be dated the date of its authentication.

     The terms and provisions contained in the Securities shall constitute, and are hereby expressly made, a part of this Indenture and, to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

SECTION 2.02.         Execution and Authentication.

     Two Officers shall sign the Securities for the Company by manual or facsimile signature. The Company's seal shall be reproduced on the Securities.

     If an Officer whose signature is on a Security no longer holds that office at the time the Security is authenticated, the Security shall nevertheless be valid. A Security shall not be valid until authenticated by the manual signature of the Trustee. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

     Upon a written order of the Company signed by an Officer of the Company, the Trustee shall authenticate Securities for original issue up to $ ____ in aggregate principal amount. The aggregate principal amount of Securities outstanding at any time may not exceed that amount except as provided in Section 2.07.

     The Securities shall be issuable only in registered form without coupons and only in denominations of $1,000 or any integral multiple thereof.

     The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Securities. An authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same right as an Agent to deal with the Company or an Affiliate.

SECTION 2.03          Registrar and Paying Agent.

     The Company shall maintain or cause to be maintained in the Borough of Manhattan, City of New York (the "New York Office"), State of New York, and in such other locations as it shall determine: (i) an office or agency where securities may be presented for registration of transfer or for exchange ("Registrar"); [and] (ii) an office or agency where Securities may be presented for payment ("Paying Agent")[; and (iii) an office or agency where Securities may be presented for conversion ("Conversion Agent")]. The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may appoint one or more co-registrars[, and] one or more additional paying agents [and one or more additional conversion agents]. The term "Paying Agent" includes any additional paying agent[; and the term "Conversion Agent" includes any additional conversion agent]. The Company may change any Paying Agent, Registrar[, or] co-registrar [or Conversion Agent] without prior notice. The Company shall notify the Trustee of the name and address of any Agent not a party to this Indenture and shall enter into an appropriate agency agreement with any Registrar, Paying Agent[, or] co-registrar [or Conversion Agent] not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Company or any of its subsidiaries may act as Paying Agent, Registrar[, or] co-registrar [or Conversion Agent]. If the Company fails to appoint or maintain another entity as Registrar[, or] Paying Agent [, or Conversion Agent], the Trustee shall act as such, and the Trustee shall initially act as such. The Trustee shall cause to be maintained the New York Office as long as it acts as Registrar[, or] Paying Agent [or Conversion Agent].

SECTION 2.04.         Paying Agent to Hold Money in Trust.

     The Company shall require each Paying Agent (other than the Trustee, who hereby so agrees), to agree in writing that the Paying Agent will hold in trust for the benefit of Securityholders or the Trustee all money held by the Paying Agent for the payment of principal or interest on the Securities, and will notify the Trustee of any default by the Company in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent (if other than the Company or a subsidiary) shall have no further liability for the money. If the Company or a subsidiary acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Securityholders all money held by it as Paying Agent.

SECTION 2.05.         Securityholder Lists.

     The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders. If the Trustee is not the Registrar, the Company shall furnish to the Trustee on or before each interest payment date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders.

SECTION 2.06.         Transfer and Exchange.

     Where Securities are presented to the Registrar or a co-registrar with a request to register a transfer or to exchange them for an equal principal amount of Securities of other denominations, the Registrar shall register the transfer or make the exchange if its requirements for such transactions are met. To permit registrations of transfers and exchanges, the Company shall issue and the Trustee shall authenticate Securities at the Registrar's request. No service charge shall be made for any registration of transfer or exchange (except as otherwise expressly permitted herein), but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer tax or similar governmental charge payable upon exchanges pursuant to Sections 2.10, 3.06[, or]
9.05 [or 12.02]).

     The Company shall not be required (i) to issue, register the transfer of or exchange Securities during a period beginning at the opening of business 15 days before the day of any selection of Securities for redemption under Section 3.02 and ending at the close of business on the day of selection, or (ii) to register the transfer or exchange of any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

SECTION 2.07.         Replacement Securities.

     If the Holder of a Security claims that the Security has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Security if the Trustee's requirements are met. If required by the Trustee or the Company as a condition of receiving a replacement Security, the Holder must provide an indemnity bond sufficient, in the judgment of both the Company and the Trustee, to fully protect the Company, the Trustee, any Agent and any authenticating agent from any loss which any of them may suffer if the Security is replaced. The Company may charge for its expenses in replacing any Security.

     Every replacement Security is an additional obligation of the Company.

SECTION 2.08.         Outstanding Securities.

     The Securities outstanding at any time are all the Securities properly authenticated by the Trustee except for those cancelled by the Trustee, those delivered to it for cancellation, and those described in this Section as not outstanding.

     If a Security is replaced pursuant to Section 2.07, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

     If Securities are considered paid under Section 4.01, they cease to be outstanding and interest on them ceases to accrue.

     A Security does not cease to be outstanding because the Company or an Affiliate of the Company holds the Security.

SECTION 2.09.         When Treasury Securities Disregarded.

     In determining whether the Holders of the required principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Company or an Affiliate of the Company shall be considered as though they are not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which the Trustee knows are so owned shall be so disregarded.

SECTION 2.10.         Temporary Securities.

     Until definitive Securities are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Securities in exchange for temporary Securities.

SECTION 2.11.         Cancellation.

     The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar and Paying Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer, exchange or payment. The Trustee and no one else shall cancel all Securities surrendered for registration of transfer, exchange, payment, replacement or cancellation and shall dispose of cancelled Securities as the Company directs, provided that the Trustee shall not be required to destroy such cancelled securities. The Company may not issue new Securities to replace Securities that it has paid or that have been delivered to the Trustee for cancellation.

SECTION 2.12.         Defaulted Interest.

     If the Company fails to make a payment of interest on the Securities, it shall pay such defaulted interest plus any interest payable on the defaulted interest in any lawful manner. It may pay such defaulted interest, plus any such interest payable on it, to the persons who are Securityholders on a subsequent special record date. The Company shall fix any such record date and payment date. At least 15 days before any such record date, the Company shall mail to Securityholders a notice that states the record date, payment date and amount of such interest to be paid.

SECTION 2.13.         CUSIP Number.

     The Company in issuing the Securities may use a "CUSIP" number, and if so, such CUSIP number shall be included in notices of redemption or exchange as a convenience to Holders; provided, however, that any such notice may state that no representation is made as to the correctness or accuracy of the CUSIP number printed in the notice or on the Securities and that reliance may be placed only on the other identification numbers printed on the Securities. The Company will promptly notify the Trustee of any change in the CUSIP number.

                                        ARTICLE 3

                                        REDEMPTION

SECTION 3.01.         Notices to Trustee.

     If the Company elects to redeem Securities pursuant to the optional redemption provisions of paragraph 5 of the Securities, it shall notify the Trustee of the redemption date and the principal amount of Securities to be redeemed.

     The Company shall give each notice provided for in this Section at least 60 days before the redemption date (unless a shorter notice period shall be satisfactory to the Trustee).

SECTION 3.02.         Selection of Securities to be Redeemed.

     If less than all the Securities are to be redeemed, the Trustee shall select the Securities to be redeemed pro rata or by lot, if lawful, or if required by another method that complies with the requirements of any exchange on which the Securities are listed and that the Trustee considers fair and appropriate. The Trustee shall make the selection not more than 75 days and not less than 45 days before the redemption date from Securities outstanding not previously called for redemption. The Trustee may select for redemption portions of the principal of Securities that have denominations larger than $1,000. Securities and portions of them it selects shall be in amounts of $1,000 or integral multiples of $1,000. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption. The Trustee shall notify the Company promptly of the Securities or portions of Securities to be called for redemption.

SECTION 3.03.         Notice of Redemption.

     Except as provided in Section 4.11, at least 30 days but not more than 60 days before a redemption date, the Company shall mail a notice of redemption to each Holder whose Securities are to be redeemed.

     The notice shall identify the Securities to be redeemed and shall state:

                  (1) the redemption date;

                  (2) the redemption price;

                  (3) if any Security is being redeemed in part, the portion of the principal amount of such Security to be redeemed and that, after the redemption date, upon surrender of such Security, a new Security or Securities in principal amount equal to the unredeemed portion will be issued;

                  (4) that Securities called for redemption must be surrendered to the Paying Agent to collect the redemption price;

                  (5) that interest on Securities called for redemption ceases to accrue on and after the redemption date;

                  (6) the paragraph of the Securities pursuant to which the Securities are being redeemed;

                  (7) the aggregate principal amount of Securities that are being redeemed;

                  (8) the CUSIP number of the Securities (provided that the disclaimer permitted by Section 2.13 may be made); [and]

                  (9) the name and address of the Paying Agent [and Conversion Agent] [.][;]

                 [(10) that Securities called for redemption may be converted at any time before the close of business on the redemption date;

                  (11) that Holders who want to convert Securities must satisfy the requirements in paragraph 17 of the Securities; and

                  (12) the current conversion price.]

     At the Company's request, the Trustee shall give notice of redemption in the Company's name and at its expense.

SECTION 3.04.         Effect of Notice of Redemption.

     Once notice of redemption is mailed, Securities called for redemption become due and payable on the redemption date at the price set forth in the Security.

SECTION 3.05.         Deposit of Redemption Price.

     On or before the redemption date, the Company shall deposit with the Trustee or with the Paying Agent money in immediately available funds sufficient to pay the redemption price of and accrued interest on all Securities to be redeemed on that date. The Trustee or the Paying Agent shall return to the Company any money not required for that purpose.

SECTION 3.06          Securities Redeemed in Part.

     Upon surrender of a Security that is redeemed in part, the Company shall issue and the Trustee shall authenticate for the Holder at the expense of the Company a new Security equal in principal amount to the unredeemed portion of the Security surrendered.

[SECTION 3.07.        Mandatory Redemption.

     To the extent lawful, the Company shall redeem ___ percent of the [initial] principal amount of the Securities [outstanding] as set forth in paragraph 5B of the Securities, which amount shall be rounded to the next highest integral multiple of $1,000, annually on each of the dates, upon the terms and subject to the conditions set forth in paragraph 6 of the Securities.]

                                        ARTICLE 4
                                        COVENANTS

SECTION 4.01.         Payment of Securities.

     The Company shall pay the principal of and interest on the Securities on the dates and in the manner provided in the Securities. Principal and interest shall be considered paid on the date due if the Trustee or Paying Agent (other than the Company or a subsidiary) holds on that date money designated for and sufficient to pay all principal and interest then due; provided, however, that money held by the Paying Agent for the benefit of holders of Senior Indebtedness pursuant to the provisions of Article 11 hereof shall not be considered paid within the meaning of this Section 4.01.

     To the extent lawful, the Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on (i) overdue principal, at the rate borne by the Securities, compounded semiannually; and (ii) overdue installments of interest (without regard to any applicable grace period) at the same rate, compounded semiannually.

SECTION 4.02.         SEC Reports.

     The Company shall deliver to the Trustee, within 15 days after it files them with the SEC, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act. The Company also shall comply with the other provisions of TIA ss. 314(a). The Company shall timely comply with its reporting and filing obligations under the applicable federal securities law.

     If the Company is at any time not required to file annual or quarterly reports pursuant to Section 13 or 15(d) of the Exchange Act, the Company will file with the Trustee, within 15 days after the last date on which it would have been required to make such a filing with the SEC, and will upon request of a Holder mail to that Holder (as soon as practical after receipt of such request) at his or her address as it appears on the register of Securities kept by the Registrar, audited annual financial statements prepared in accordance with generally accepted accounting principles and unaudited quarterly financial statements. Such financial statements shall be accompanied by a Management's Discussion and Analysis of Financial Condition and Results of Operations of the Company for the period reported upon in substantially the form required under the rules and regulations of the SEC, or any successor form of similar disclosure then required under the rules and regulations of the SEC.

SECTION 4.03.         Compliance Certificate.

     The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year of the Company, an Officers' Certificate, one of the signatories to which shall be the principal executive officer, principal financial officer or principal accounting officer of the Company, stating that a review of the activities of the Company and its subsidiaries during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether the Company has fully performed its obligations under this Indenture and further stating, as to each such Officer signing such certificate, that to the best of his or her knowledge the Company has kept, observed, performed and fulfilled each and every covenant contained in this Indenture and is not in default in the performance or observance of any of the terms and conditions hereof (or, if a Default or Events of Default shall have occurred, describing all such Defaults or Events of Default of which he or she may have knowledge) and that to the best of his or her knowledge no event has occurred and remains in existence by reason of which payments on account of the principal of or interest, if any, on the Securities are prohibited.

     The Company will, so long as any of the Securities are outstanding, deliver to the Trustee, forthwith upon becoming aware of (i) any Default, Event of Default or default in the performance of any term or condition in this Indenture or (ii) any event of default under any other mortgage, indenture or instrument as that term is used in Section 6.01(4), an Officers' Certificate specifying such Default, Event of Default or default.

     So long as not contrary to the then current recommendations of the American Institute of Certified Public Accountants, at the time the Officers' Certificate described in the second preceding paragraph is filed, the Company also will file with the Trustee a letter or statement of the independent accountants who shall have certified the financial statements of the Company for its preceding fiscal year in connection with the annual report of the Company to its stockholders for such year to the effect that, in making the examination necessary for certification of such financial statements, nothing came to their attention that would lead them to believe that the Company has violated any of the terms or conditions contained in this Indenture, which Default remains uncured at the date of such letter or statement or, if they shall have obtained knowledge of any such uncured Default, specifying in such letter or statement such Default or Defaults and the nature thereof, it being understood that such accountants shall not be liable directly or indirectly for failure to obtain knowledge of any such Default or Defaults and that their examination was not directed primarily toward obtaining knowledge of such noncompliance.

SECTION 4.04.         Maintenance of Office or Agency.

     The Company will maintain or cause to be maintained in the City of New York an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency not maintained by the Trustee. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee set forth in Section 10.10.

     The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designation; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain or cause to be maintained an office or agency in the City of New York for such purpose.

SECTION 4.05.         Restrictions on Dividends and Other Payments.

     The Company shall not, directly or indirectly:

                  (1) declare or pay any dividend on, or make any distribution to the holders (as such) of, any shares of its capital stock (other than dividends or distributions payable in Equity Interests (other than Disqualified Stock) of the Company);

                  (2) purchase, redeem or otherwise acquire or retire for value any Equity Interests of the Company (other than any such Equity Interests owned by any subsidiary); or

                  (3) permit any subsidiary to purchase, redeem or otherwise retire for value any Equity Interests of the Company (other than any such Equity Interests owned by any subsidiary) (such dividends, distributions, purchases, redemptions or other acquisitions or retirements referred to in clauses (1), (2) or (3) being collectively referred to as "Restricted Payments"), if at the time of such Restricted Payment:

                           (i) a  Default  or an Event  of  Default  shall  have
                  occurred and be continuing, or would occur as a consequence thereof, or

                           (ii) if, upon giving effect to such Restricted Payment, the aggregate amount expended (determined as set forth below) for all such Restricted Payments subsequent to the date hereof, shall exceed the sum of:

                                    (a)   a   percentage    of   the   aggregate
                           Consolidated Net Earnings of the Company (or, in the case such aggregate shall be a loss, 100% of such loss) accrued during fiscal quarters ending subsequent to a specified date, which percentage and date will be set forth in a supplemental indenture;

                                    (b) the aggregate  net  proceeds,  including
                           cash, the fair market value of property other than cash (as determined by the Board of Directors as evidenced by a Board resolution) and the amount of any Indebtedness (including principal, premium and interest), received by the Company from or in exchange for the issue or sale (other than to a subsidiary), subsequent to the date hereof, of capital stock of the Company (other than Disqualified Stock), other than in connection with the exchange of the Securities;

                                    (c) the amount  expended  for the  purchase,
                           redemption or other acquisition or retirement for value of any preferred stock of the Company; and

                                    (d) [$_________]  [or] [the amount set forth
                           in a supplemental indenture].

For purposes of any calculation pursuant to the preceding sentence which is required to be made within 60 days after the declaration of a dividend by the Company, such dividend shall be deemed to be paid at the date of declaration, and the subsequent payment of such dividend during such 60-day period shall not be treated as an additional Restricted Payment. For purposes of determining under clause (ii) above the amount expended for Restricted Payments, cash distributed shall be valued at the face amount thereof and property other than cash shall be valued at its fair market value as determined by the Board of Directors as evidenced by a Board resolution.

     Notwithstanding the foregoing, the provisions of this Section 4.05 will not prevent: (i) the purchase of Securities by the Company; (ii) the payment of any dividend within 60 days after the date of declaration when the payment complied with the foregoing provisions on the date of declaration; (iii) the purchase, redemption or any acquisition or retirement for value of the Preferred Stock;
(iv) the retirement of any shares of the Company's capital stock by exchange for, or out of the proceeds of the substantially concurrent sale (other than to a subsidiary) of, other shares of its capital stock (other than any Disqualified Stock), and neither such retirement nor the proceeds of any such sale or exchange, to the extent used for such retirement, shall be included in any computation made under this Section 4.05; and (v) the purchase at a price of not more than $.05 per right of any rights issued or issuable pursuant to any future rights plan of the Company.

SECTION 4.06.         Continued Existence.

     Subject to Article 5, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence as a corporation and will refrain from taking any action that would cause its existence as a corporation to cease, including without limitation any action that would result in its liquidation, winding up or dissolution.

SECTION 4.07.         Taxes.

     The Company shall, and shall cause each of its Material Subsidiaries to, pay prior to delinquency all taxes, assessments and governmental levies, except as contested in good faith and by appropriate proceedings or where the failure to do so would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

SECTION 4.08.         Maintenance of Properties.

     The Company shall, and shall cause each of its subsidiaries to, take reasonable action to maintain in appropriate condition each of its principal properties which in the judgment of management is essential to the business operations of the Company and its subsidiaries, taken as a whole, and the loss of which would have a material adverse effect on the financial condition of the Company and its subsidiaries, taken as a whole. Nothing contained in this
Section 4.08 shall prevent or restrict the sale, abandonment or other disposition of any property which management shall deem advisable.

SECTION 4.09.         Insurance.

     The Company shall, and shall cause each of its subsidiaries to, take reasonable action to maintain insurance, with financially sound and reputable insurers, to the extent and against such hazards as may be deemed appropriate by management (giving effect to self-insurance), on each of its principal properties the loss of which, in the judgment of management, would have a material adverse effect on the financial condition of the Company and its subsidiaries, taken as a whole.

SECTION 4.10.         Investment Company Act.

     The Company shall not become an investment company subject to registration under the Investment Company Act of 1940, as amended.

SECTION 4.11.         Change of Control.

     Following the occurrence of any Change of Control, the Company shall offer (a "Change of Control Offer") to purchase all outstanding Securities at a purchase price equal to [101%] of the aggregate principal amount of the Securities, plus accrued and unpaid interest to the date of purchase. The Change of Control Offer shall be deemed to have commenced upon mailing of the notice described in the next succeeding paragraph and shall terminate 20 Business Days after its commencement, unless a longer offering period is required by law. Promptly after the termination of the Change of Control Offer (the "Change of Control Payment Date"), the Company shall purchase and mail or deliver payment for all Securities tendered in response to the Change of Control Offer. If the Change of Control Payment Date is on or after an interest payment record date and on or before the related interest payment date, any accrued interest will be paid to the person in whose name a Security is registered at the close of business on such record date, and no additional interest will be payable to Holders who tender Securities pursuant to the Change of Control Offer.

     Within 30 days after any Change of Control, the Company (with notice to the Trustee), or the Trustee upon reasonable notice and at the Company's request (and at the expense of the Company), will mail or cause to be mailed to all Holders on the date of the Change of Control a notice of the occurrence of such Change of Control and of the Holders' rights arising as a result thereof. Such notice will contain all instructions and materials necessary to enable Holders to tender their Securities to the Company. Such notice, which shall govern the terms of the Change of Control Offer, shall state:

                  (1) that the Change of Control Offer is being made pursuant to this Section 4.11 and the length of time the Change of Control Offer will remain open;

                  (2) the purchase price and the Change of Control Payment Date;

                  (3) that any Security not tendered will continue to accrue interest;

                  (4) that any Security accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest on the Change of Control Payment Date;

                  (5) that any Security accepted for payment pursuant to any Change of Control Offer will be required to surrender the Security, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Security completed, to the Company, a depositary, if appointed by the Company, or a Paying Agent at the address specified in the notice prior to termination of the Change of Control Offer;

                  (6) that Holders will be entitled to withdraw their election if the Company, depositary or Paying Agent, as the case may be, receives, not later than the expiration of the Change of Control Offer, or such longer period as may be required by law, a facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Security the Holder delivered for purchase and a statement that such Holder is withdrawing his or her election to have the Security purchased; and

                  (7) that Holders whose Securities are purchased only in part will be issued Securities equal in principal amount to the unpurchased portion of the Securities surrendered.

     On or before a Change of Control Payment Date, the Company shall, to the extent lawful, (i) if the Company appoints a depositary or Paying Agent, deposit with such depositary or Paying Agent money sufficient to pay the purchase price of all Securities tendered, (ii) deliver or cause the depositary or Paying Agent to deliver to the Trustee Securities so tendered and (iii) deliver an Officers' Certificate identifying the Securities accepted for payment by the Company in accordance with the terms of this Section 4.11. The depositary, the Paying Agent or the Company, as the case may be, shall promptly mail or deliver to each tendering Holder an amount equal to the purchase price of the Securities tendered by such Holder and accepted by the Company for purchase. The Company will publicly announce the results of the Change of Control Offer on the Change of Control Payment Date. Any Change of Control Offer will be conducted in compliance with applicable tender offer rules, including Section 14(e) of the Exchange Act and Rule 14e-1 thereunder.*

- -----------------
*   Additional substantive covenants may be added.


                                        ARTICLE 5
                                        SUCCESSORS

SECTION 5.01          When the Company May Merge, etc.

     The Company shall not consolidate or merge with or into, or sell, lease, convey or otherwise dispose of all or substantially all of its assets to, any person unless:

                  (1) the corporation formed by or surviving any such consolidation or merger (if other than the Company), or to which such sale, lease, conveyance or other disposition shall have been made, is a corporation organized and existing under the laws of the United States, any state thereof or the District of Columbia;

                  (2) the corporation formed by or surviving any such consolidation or merger (if other than the Company), or to which such sale, lease, conveyance or other disposition shall have been made, assumes by supplemental indenture all the obligations of the Company under the Securities and this Indenture; and

                  (3) immediately after the transaction no Default or Event of Default exists.

     The Company shall deliver to the Trustee prior to the consummation of the proposed transaction an Officers' Certificate to the foregoing effect and an Opinion of Counsel stating that the proposed transaction and such supplemental indenture comply with this Indenture.

SECTION 5.02.         Successor Corporation Substituted.

     Upon any consolidation or merger, or any sale, lease, conveyance or other disposition of all or substantially all of the assets of the Company in accordance with Section 5.01, the successor entity formed by such consolidation or into or with which the Company is merged or to which such sale, lease, conveyance or other disposition is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor entity had been named as the Company herein; provided, however, that the predecessor Company in the case of a sale, lease, conveyance or other disposition shall not be released from the obligation to pay the principal of and interest on the Securities.

SECTION 5.03.         Purchase Option on Change of Control.

     This Article 5 does not affect the obligations of the Company (including without limitation any successor to the Company) under this Indenture.

                                        ARTICLE 6
                                  DEFAULTS AND REMEDIES

SECTION 6.01.         Events of Default.

     An "Event of Default" with respect to any Securities occurs if:

                  (1) the Company defaults in the payment of interest on any Security when the same becomes due and payable and the Default continues for a period of 30 days;

                  (2) the Company defaults in the payment of the principal of and premium, if any, on any Security when the same becomes due and payable at maturity, upon redemption or otherwise;

                  (3) the Company fails to comply with any of its other agreements or covenants in, or provisions of, the Securities or this Indenture and the Default continues for the period and after the notice specified below;

                  (4) an event of default occurs under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Company or any Material Subsidiary (or the payment of which is guaranteed by the Company or a Material Subsidiary), whether such Indebtedness or guarantee now exists or shall be created hereafter, other than Indebtedness which is or will be non-recourse to the Company or a Material Subsidiary, if (a) either (i) such event of default results from the failure to pay any such Indebtedness at maturity or (ii) as a result of such event of default the maturity of such Indebtedness has been accelerated prior to its expressed maturity and (b) the principal amount of such Indebtedness, together with the principal amount of any other such Indebtedness in default for failure to pay principal at maturity or the maturity of which has been so accelerated, aggregates [$_______] [the amount set forth in a supplemental indenture] or more; provided, however, that if such event of default shall be remedied, cured or waived, then the Event of Default hereunder by reason of such event of default shall be deemed likewise to have been remedied, cured or waived without further action by the Trustee or any of the Securityholders; or

                  (5) a final  judgment  or final  judgments  for the payment of money are entered by a court or courts of competent jurisdiction against the Company or any Material Subsidiary which remains undischarged for a period (during which execution shall not be effectively stayed) of 60 days, provided that the aggregate of all such judgments exceeds [$__________] [the amount set forth in a supplemental indenture];

                  (6) the Company or any Material Subsidiary pursuant to or within the meaning of any Bankruptcy Law:

                           (A)  commences a voluntary case,

                           (B) consents to the entry of an order for relief against it in an involuntary case,

                           (C) consents to the  appointment of a Custodian of it
                  or for all or substantially all of its property,

                           (D) makes a general assignment for the benefit of its
                  creditors, or

                           (E) generally is unable to pay its debts as the same become due;

                  (7) a court of competent jurisdiction enters a judgment, order or decree under any Bankruptcy Law that:

                           (A) is for relief against the Company or any Material
                  Subsidiary in an involuntary case,

                           (B) appoints a Custodian of the Company or any Material Subsidiary or for all or substantially all of their respective properties, or

                           (C) orders the liquidation of the Company or any Material Subsidiary,

         and the order or decree remains unstayed and in effect for 60 days.

     The term "Bankruptcy Law" means title 11, U.S. Code or any similar federal or state Law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

     A Default under clause (3) (other than Defaults under Section 4.05, 4.06 [, or] 5.01 [or, with respect to the right to convert Securities, Article XII], which Defaults shall be Events of Default with the notice but without the passage of time specified in this paragraph), (4) or (5) is not an Event of Default until the Trustee or the Holders of at least 25% in principal amount of the then outstanding Securities notify the Company of the Default and the Company does not cure the Default within 60 days after receipt of the notice. The notice must specify the Default, demand that it be remedied and state that the notice is a "Notice of Default."

SECTION 6.02.         Acceleration.

     If an Event of Default (other than an Event of Default specified in clauses
(6) and (7) of Section 6.01) occurs and is continuing, the Trustee by notice to the Company, or the Holders of at least 25% in principal amount of the then outstanding Securities by notice to the Company and the Trustee, may declare the unpaid principal of and accrued interest on all the Securities to be due and payable. Upon such declaration the principal and interest shall be due and payable immediately. If an Event of Default specified in clause (6) or (7) of
Section 6.01 occurs, such an amount shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder. The Holders of a majority in principal amount of the then outstanding Securities by notice to the Trustee may rescind an acceleration and its consequences, except nonpayment of principal or interest on the Securities, if the rescission would not conflict with any judgment or decree.

SECTION 6.03.         Other Remedies.

     If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal of or interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

     The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

SECTION 6.04.         Waiver of Past Defaults.

     The Holders of a majority in principal amount of the then outstanding Securities by notice to the Trustee may waive an existing Default or Event of Default and its consequences except a continuing Default or Event of Default in the payment of the principal of or interest on any Security. When a Default is waived, it is cured and stops continuing.

SECTION 6.05.         Control by Majority.

     The Holders of a majority in principal amount of the then outstanding Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture, is unduly prejudicial to the rights of other Securityholders or would involve the Trustee in personal liability.

SECTION 6.06.         Limitation on Suits.

     A Securityholder may not pursue any remedy with respect to this Indenture or the Securities unless:

                  (1) the Holder gives to the Trustee notice of a continuing Event of Default;

                  (2) the Holders of at least 25% in principal amount of the then outstanding Securities make a request to the Trustee to pursue the remedy;

                  (3) such Holder or Holders offer to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

                  (4) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of indemnity; and

                  (5) during such 60-day period the Holders of a majority in principal amount of the then outstanding Securities do not give the Trustee a direction inconsistent with the request.

     A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over another Securityholder.

SECTION 6.07.         Rights of Holders to Receive Payment [and to Convert
                      Securities].

     Notwithstanding any other provision of this Indenture, the right of any Holder of a Security to receive payment of principal and interest on the Security, on or after the respective due dates expressed in the Security[, to convert the Security as and to the extent permitted by this Indenture and the terms of the Security] or to bring suit for the enforcement of any such payment [or of the right to convert the Security] on or after such respective dates, shall not be impaired or affected without the consent of the Holder.

SECTION 6.08.         Collection Suit by Trustee.

     If an Event of Default specified in Section 6.01(1) or (2) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount of principal and interest remaining unpaid on the Securities and interest on overdue principal and interest and such further amount as shall be sufficient to cover the costs and, to the extent lawful, expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

SECTION 6.09.         Trustee May File Proofs of Claim.

     The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Securityholders allowed in any judicial proceedings relative to the Company, its creditors or its property. Nothing contained herein shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

SECTION 6.10.         Priorities.

     If the Trustee collects any money pursuant to this Article, it shall pay out the money in the following order:

        First:        to the Trustee for amounts due under Section 7.07;

        Second: to holders of Senior Indebtedness to the extent required by Article 11;

        Third:        to  Securityholders  for amounts due and unpaid on the
                      Securities  for  principal  and  interest,   ratably,
                      without  preference or priority of any kind,  according to
                      the  amounts  due  and  payable  on  the   Securities  for
                      principal and interest, respectively; and

        Fourth:       to the Company.

     The Trustee may fix a record date and payment date for any payment to Securityholders.

SECTION 6.11.         Undertaking for Costs.

     In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.07 or a suit by Holders of more than 10% in principal amount of the then outstanding Securities.

                                        ARTICLE 7
                                       THE TRUSTEE

     The Trustee hereby accepts the trust imposed upon it by this Indenture and covenants and agrees to perform the same, as herein expressed.

SECTION 7.01.         Duties of the Trustee.

     (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

     (b) Except during the continuance of an Event of Default:

                  (1) The Trustee need perform only those duties that are specifically set forth in this Indenture and no others; and

                  (2) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

     (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                  (1) This paragraph does not limit the effect of paragraph (b) of this Section;

                  (2) The Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (3) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05.

     (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b) and (c) of this Section.

     (e) The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability or expense.

     (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

SECTION 7.02.         Rights of the Trustee.

     (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in such a document.

     (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate, an Opinion of Counsel or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel.

     (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

     (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

     (e) The Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

     (f) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

SECTION 7.03.         Individual Rights of the Trustee.

     The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or an Affiliate with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee is subject to Sections 7.10 and 7.11.

SECTION 7.04.         Trustee's Disclaimer.

     The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use of the proceeds from the Securities and it shall not be responsible for any statement in the Indenture or any statement in the Securities other than its authentication.

SECTION 7.05.         Notice of Defaults.

     If a Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to each Securityholder a notice of the Default within 90 days after it occurs. Except in the case of a Default in payment on any Security, the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interests of Securityholders.

SECTION 7.06.         Reports by the Trustee to Holders.

     Within 60 days after the reporting date stated in Section 10.10, the Trustee shall mail to Securityholders a brief report dated as of such reporting date that complies with TIA ss. 313(a), if such report is required by TIA ss. 313(a). The Trustee also shall comply with TIA ss. 313(b)(2). The Trustee shall also transmit by mail all reports as required by TIA ss. 313(c).

     A copy of each report at the time of its mailing to Securityholders shall be filed with the SEC and each stock exchange on which the Securities are listed. The Company shall promptly notify the Trustee when the Securities are listed on any stock exchange.

SECTION 7.07.         Compensation and Indemnity.

     The Company shall pay to the Trustee from time to time such compensation as shall be agreed in writing between the Company and the Trustee for its services hereunder. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred by it. Such expenses may include the reasonable compensation and out-of-pocket expenses of the Trustee's agents and counsel.

     The Company shall indemnify each of the Trustee and any successor Trustee against any loss, damage, claims, liability or out-of-pocket expenses, including taxes (other than taxes based on the income, revenues or receipts of the Trustee) incurred by it in connection with the acceptance (with respect to legal fees and other out-of-pocket expenses of the Trustee in connection with the acceptance of the trust or trusts hereunder, to the extent provided in the writing provided for in this Section 7.07) or administration of the trust or trusts hereunder, except as set forth in the next paragraph. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. The Company shall defend the claim with counsel, who may be outside counsel to the Company but shall in all events be reasonably satisfactory to the Trustee, and the Trustee shall cooperate in the defense. In addition, if the Company does not so defend the Trustee or if at any time the counsel so selected is ethically prohibited from representing the Trustee (whether because of a conflict of interest or the provisions of the TIA), then the Trustee may retain one separate counsel and the Company shall pay the reasonable fees and expenses of such separate counsel. The indemnification herein extends to any settlement, provided that the Company will not be liable for any settlement made without its consent, provided further that such consent will not be unreasonably withheld.

     The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee through negligence or bad faith.

     To secure the Company's payment obligations in this Section, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee, except that held in trust to pay principal and interest on Securities.

     When the  Trustee  incurs  expenses or renders  services  after an Event of
Default specified in Section 6.01(6) or (7) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

     The provisions of this Section 7.07 shall survive the termination of this Indenture.

SECTION 7.08.         Replacement of the Trustee.

     A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section.

     The Trustee may resign by so notifying the Company. The Holders of a majority in principal amount of the then outstanding Securities may remove the Trustee by so notifying the removed Trustee and the Company and may appoint a successor Trustee with the Company's consent. The Company may remove the Trustee if:

                  (1)  the Trustee fails to comply with Section 7.10;

                  (2) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

                  (3) a Custodian or public officer takes charge of the Trustee or its property; or

                  (4)  the Trustee becomes incapable of acting.

     If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the then outstanding Securities may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

     If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of at least 10% in principal amount of the then outstanding Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     If the Trustee fails to comply with Section 7.10, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

     A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Securityholders. The removed or retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section
7.07. Notwithstanding the replacement of the Trustee pursuant to this Section 7.08, the Company's obligations under Section 7.07 hereof shall continue for the benefit of the retiring Trustee with respect to expenses and liabilities incurred by it prior to such replacement.

SECTION 7.09.         Successor Trustee by Merger, etc.

     If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee.

SECTION 7.10.         Eligibility; Disqualification.

     This Indenture shall always have a Trustee who satisfies the requirements of TIA ss. 310(a)(1). The Trustee shall always have a combined capital and surplus as stated in Section 10.10. The Trustee is subject to TIA ss. 310(b), including the optional provision permitted by the second sentence of TIA ss. 310(b)(9).

SECTION 7.11.         Preferential Collection of Claims Against Company.

     The Trustee shall comply with TIA ss. 311(a), excluding any creditor relationship set forth in TIA ss. 311(b). A Trustee who has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated therein.

                                        ARTICLE 8
                         SATISFACTION AND DISCHARGE OF INDENTURE

SECTION 8.01.         Termination of Company's Obligations.

     (a) This Indenture shall cease to be of further effect (except that the Company's obligations under Section 7.07 and 8.03 shall survive) when all outstanding Securities theretofore authenticated and issued have been delivered (other than destroyed, lost or stolen Securities that have been replaced or paid) to the Trustee for cancellation and the Company has paid all sums payable hereunder. In addition, the Company may elect to have either paragraph (b) or paragraph (c) below be applied to the outstanding Securities upon compliance with the conditions set forth in paragraph (d).

     (b) Upon the Company's exercise under paragraph (a) of the option applicable to this paragraph (b), the Company shall be deemed to have been released and discharged from its obligations with respect to the outstanding Securities on the date the conditions set forth below are satisfied ("legal defeasance"). For this purpose, legal defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the outstanding Securities, which shall thereafter be deemed to be "outstanding" only for the purposes of the Sections of and matters under this Indenture referred to in (i) and (ii) below, and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following, which shall survive until otherwise terminated or discharged hereunder: (i) the rights of Holders of outstanding Securities to receive solely from the trust fund described in paragraph (d) below and as more fully set forth in such paragraph, payments in respect of the principal of, premium, if any, and interest on such Securities when such payments are due, (ii) the Company's obligations with respect to such Securities under Sections 2.06, 2.07 and 4.04, and, with respect to the Trustee, under Section 7.07, (iii) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (iv) this Section 8.01. Subject to compliance with this Section 8.01, the Company may exercise its option under this paragraph (b) notwithstanding the prior exercise of its option under paragraph (c) below with respect to the Securities.

     (c) Upon the Company's exercise under paragraph (a) of the option applicable to this paragraph (c), the Company shall be released and discharged from its obligations under any covenant contained in Article 5 and in Sections
4.02 through 4.12 with respect to the outstanding Securities on and after the date the conditions set forth below are satisfied ("covenant defeasance"), and the Securities shall thereafter be deemed to be not "outstanding" for the purpose of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to the outstanding Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 6.01 but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby.

     (d) The following shall be the conditions to the application of either paragraph (b) or (c) above to the outstanding Securities:

                  (1) the Company has irrevocably deposited in trust with the Trustee or, at the option of the Trustee, with a trustee, satisfactory to the Trustee and the Company under the terms of an irrevocable trust agreement in form and substance satisfactory to the Trustee, money or United States Government Obligations (defined below in this Section 8.01) sufficient to pay principal and interest on the Securities to maturity and all other sums payable by it hereunder; provided that (i) the trustee of the irrevocable trust shall have been irrevocably instructed to pay such money or the proceeds of such United States Government Obligations to the Trustee and (ii) the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such United States Government Obligations to the payment of said principal and interest with respect to the Securities;

                  (2) the Company has delivered to the Trustee an Officers' Certificate stating that (A) all conditions precedent provided for relating to either the legal defeasance under paragraph (b) above or the covenant defeasance under paragraph (c) above, as the case may be, have been complied with and (B) if any other Indebtedness of the Company shall then be outstanding or committed, such legal defeasance or covenant defeasance will not violate the provisions of the agreements or instruments evidencing such Indebtedness;

                  (3) no Default or Event of Default shall have occurred and be continuing on the date of such deposit;

                  (4) such legal defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a Default or Event of Default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound;

                  (5) in the case of an election under paragraph (b) above, the Company shall have delivered to the Trustee an Opinion of Counsel from nationally recognized counsel acceptable to the Trustee stating that
         (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (y) since the date of this Indenture, there has been a change in the applicable federal income tax law, in either case to the effect that the Holders of the outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such legal defeasance and will be subject to federal income tax on the same amount and in the same manner and at the same time as would have been the case if such legal defeasance had not occurred; and

                  (6) in the case of an election under paragraph (c) above, the Company shall have delivered to the Trustee an Opinion of Counsel from nationally recognized counsel acceptable to the Trustee (i) to the effect that the Holders of the outstanding Securities will not recognize income, gain or loss for federal income tax on the same amount and in the same manner and at the same time as would have been the case if such covenant defeasance had not occurred or (ii) that the Company has received from, or there has been published by, the Internal Revenue Service a ruling to the foregoing effect.

     After such irrevocable deposit made pursuant to this Section 8.01 and satisfaction of the other conditions set forth herein, the Trustee upon request shall acknowledge in writing the discharge of the Company's obligations under this Indenture except for those surviving obligations specified above.

     As used herein, "United States Government Obligations" means direct obligations of the United States of America for the payment of which the full faith and credit of the United States of America is pledged. In order to have money available on a payment date to pay principal or interest on the Securities, the United States Government Obligations shall be payable as to principal or interest on or before such payment date in such amounts as will provide the necessary money. United States Government Obligations shall not be callable at the issuer's option.

SECTION 8.02.         Application of Trust Money.

     The  Trustee  shall  hold  in  trust  money  or  United  States  Government
Obligations deposited with it pursuant to Section 8.01. It shall apply the deposited money and the money from United States Government Obligations through the Paying Agent and in accordance with this Indenture to the payment of principal and interest on the Securities. Money and securities so held in trust are not subject to Article 11.

SECTION 8.03.         Repayment to Company.

     Subject to Section 8.01(d), the Trustee and the Paying Agent shall promptly pay to the Company upon written request any excess money or securities held by them at any time.

     The Trustee and the Paying Agent shall pay to the Company upon written request any money held by them for the payment of principal or interest that remains unclaimed for two years after the date upon which such payment shall have become due; provided, however, that the Company shall have first caused notice of such payment to the Company to be mailed to each Securityholder entitled thereto no less than 30 days prior to such payment. After payment to the Company, Securityholders entitled to the money must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person.

SECTION 8.04.         Reinstatement.

     If (i) the Trustee or Paying Agent is unable to apply any money in accordance with Section 8.02 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application and (ii) the Holders of at least a majority in principal amount of the then outstanding Securities so request by written notice to the Trustee, the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 8.01 until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 8.02; provided, however, that if the Company makes any payment of interest on or principal of any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or Paying Agent.

                                        ARTICLE 9
                                        AMENDMENTS

SECTION 9.01.         Without the Consent of Holders.

     The Company and the Trustee may amend this Indenture or the Securities without notice to or the consent of any Securityholder:

                  (1) to cure any ambiguity, defect or inconsistency;

                  (2) to comply with Section[s] 5.01 [and 12.18];

                  (3) to provide for uncertificated Securities in addition to certificated Securities;

                  (4) to make any change that does not adversely affect the legal rights hereunder of any Securityholder;

                  (5) to add to the covenants of the Company such further covenants, restrictions, conditions or provisions as the Company and the Trustee shall consider to be for the protection of the Securityholders, and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions, conditions or provisions an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided that in respect of any such additional covenant, restriction, condition or provision, such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such an Event of Default or may limit the remedies available to the Trustee upon such an Event of Default or may limit the right of the Securityholders to waive such an Event of Default;

                  (6) to surrender any right or power herein conferred upon the Company;

                  (7) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of the Indenture under the TIA, or under any similar federal statute hereafter enacted; or

                  (8) before any Securities are issued, to make any other change in this Indenture not prohibited by the TIA.

SECTION 9.02.         With the Consent of Holders.

     Subject to Section 6.07, the Company and the Trustee may amend this Indenture or the Securities with the written consent of the Holders of at least a majority in principal amount of the then outstanding Securities.

     Subject to Sections 6.04 and 6.07, the Holders of a majority in principal amount of the Securities then outstanding may also waive compliance in a particular instance by the Company with any provision of this Indenture or the Securities.

     However, without the consent of each Securityholder affected, an amendment or waiver under this Section may not:

                  (1) reduce the amount of Securities whose Holders must consent to an amendment, supplement or waiver;

                  (2) reduce the rate of or change the time for payment of interest on any Security;

                  (3) reduce the principal of or change the fixed maturity of any Security or alter the redemption provisions with respect thereto;

                  (4) make any Security payable in money other than that stated in the Security;

                  (5) make any change in Section 6.04, 6.07 or 9.02 (this sentence); [or]

                  (6) waive a default in the payment of the principal of, or interest on, any Security [or any default under Article 12; or]

                  (7) make any change that adversely affects the right to convert any Security].

     To secure a consent of the Holders under this Section, it shall not be necessary for the Holders to approve the particular form of any proposed amendment or waiver, but it shall be sufficient if such consent approves the substance thereof.

     After an amendment or waiver under this Section becomes effective, the Company shall mail to Securityholders a notice briefly describing the amendment or waiver.

     After the issuance of any Securities, an amendment under this Section or under Section 9.01 may not make any change that adversely affects in any material respect the rights under Article 11 of the holders of Senior Indebtedness, unless such holders consent to the change.

SECTION 9.03.         Compliance with the Trust Indenture Act.

     Every amendment to this Indenture or the Securities shall be set forth in a supplemental indenture that complies with the TIA as then in effect.

SECTION 9.04.         Revocation and Effect of Consents.

     Until an amendment or waiver becomes effective, a consent to it by a Holder of a Security is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, any such Holder or subsequent Holder may revoke the consent as to his or her Security or portion of a Security if the Trustee receives the notice of revocation before the date on which the Trustee receives an Officers' Certificate certifying that the Holders of the requisite principal amount of Securities have consented to the amendment or waiver.

     The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment or waiver. If a record date is fixed, then notwithstanding the provisions of the immediately preceding paragraph, those persons who were Holders at such record date (or their duly designated proxies), and only those persons, shall be entitled to consent to such amendment or waiver or to revoke any consent previously given, whether or not such persons continue to be Holders after such record date. No consent shall be valid or effective for more than 90 days after such record date unless consents from Holders of the principal amount of Securities required hereunder for such amendment or waiver to be effective shall have also been given and not revoked within such 90-day period.

     After an amendment or waiver becomes effective it shall bind every Securityholder, unless it is of the type described in any of clauses (1) through
(7) of Section 9.02. In such case, the amendment or waiver shall bind each Holder of a Security who has consented to it.

SECTION 9.05.         Notation on or Exchange of Securities.

     The Trustee may place an appropriate notation about an amendment or waiver on any Security thereafter authenticated. The Company in exchange for all Securities may issue and the Trustee shall authenticate new Securities that reflect the amendment or waiver.

SECTION 9.06.         The Trustee Protected.

     The Trustee shall sign all supplemental indentures, except that the Trustee need not sign any supplemental indenture that adversely affects its rights. The Company may not sign an amendment or supplement until the Board of Directors approves it. The Trustee, subject to Sections 7.01 and 7.02, shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that any amendment, supplement or waiver is authorized or permitted by this Indenture and complies with the provisions of this Article 9.

                                        ARTICLE 10
                                    GENERAL PROVISIONS

SECTION 10.01.        Trust Indenture Act Controls.

     If any provision of this Indenture limits, qualifies or conflicts with another provision which is required to be included in this Indenture by the TIA as in effect at the date hereof or, to the extent required by law, as amended after the date hereof, the required provision shall control.

SECTION 10.02.        Notices.

     Any notice or communication by the Company or the Trustee to the other is duly given if in writing and delivered in person or mailed by first-class mail to the other's address stated in Section 10.10. The Company or the Trustee by notice to the other may designate an additional or different address for subsequent notices or communications.

     Any notice or communication to a Securityholder shall be mailed by first class mail to his or her address shown on the register kept by the Registrar. Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders.

     If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

     If the Company mails a notice or communication to Securityholders, it shall mail a copy to the Trustee and each Agent at the same time.

     All other notices or communications shall be in writing.

SECTION 10.03.        Communication by Holders with Other Holders.

     Securityholders may communicate pursuant to TIA ss. 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA ss. 312(c).

SECTION 10.04.        Certificate and Opinion as to Conditions Precedent.

     Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

                  (1) an Officers' Certificate stating that, in the opinion of the Company, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

                  (2) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

SECTION 10.05.        Statements Required in Certificate or Opinion.

     Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (1) a statement that the person making such certificate or opinion has read such covenant or condition;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of the Company, such person has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether or not, in the opinion of the Company, such condition or covenant has been complied with;

provided, however, that with respect to matters of fact an Opinion of Counsel may rely on an Officers' Certificate.

SECTION 10.06.        Rules by Trustee and Agents.

     The Trustee may make reasonable rules for action by or a meeting of Securityholders. The Registrar [, or] Paying Agent [or Conversion Agent] may make reasonable rules and set reasonable requirements for its functions.

SECTION 10.07.        Legal Holidays; Business Days.

     A "Legal Holiday" is a Saturday, a Sunday or a day on which banking institutions in the City of New York or in the city in which the principal office of the Trustee is located are not required to be open, and a "Business Day" is any day that is not a Legal Holiday. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

SECTION 10.08.        No Recourse Against Others.

     No director, officer, employee or shareholder, as such, of the Company shall have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Securityholder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the Securities.

SECTION 10.09.        Counterparts.

     This Indenture may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

SECTION 10.10.        Other Provisions.

     "Officer"  means Chairman of the Board,  the Chief Executive  Officer,  the
President,  the Chief  Financial  Officer,  the Chief  Accounting  Officer,  any
Executive Vice President, Senior Vice President, any Vice President, the Treasurer, any other Executive Officer, the Secretary, any Assistant Treasurer or any Assistant Secretary of the Company.

     The Company initially appoints the Trustee as Paying Agent, Registrar and authenticating agent.

     The first certificate pursuant to Section 4.03 shall be for the fiscal year ending on the first June 30 following the issuance of Securities hereunder, but in no event later than one year after the date hereof.

     The reporting date for Section 7.06 is September 15 of each year. The first reporting date is the first September 15 following the issuance of Securities hereunder.

     The Trustee shall always have a combined capital and surplus of at least $10,000,000 as set forth in its most recent published annual report of condition.

     The Company's address [for purposes of Sections 2.03 and 4.04] is:

                  Del Webb Corporation
                  6001 N. 24th Street
                  Phoenix, AZ 85016
                  Attention:  General Counsel

     The Trustee's address is:

                  The First National Bank of Boston
                  40 BancBoston Trust Company of New York
                  55 Broadway
                  New York, New York 10006

and for all other purposes hereunder is:

                  The First National Bank of Boston
                  150 Royall Street
                  Canton, Massachusetts 02021
                  Attn: Corporate Trust Department.

SECTION 10.11.        Governing Law.

     The internal laws of the State of New York shall govern this Indenture, the Securities, and all disputes arising under or related to either of them, without regard to the choice or conflicts of laws provisions thereof. If any action or proceeding shall be brought by a Holder of any of the Securities or by the Trustee in order to enforce any right or remedy under this Indenture or under the Securities, the Company hereby consents and will submit to the jurisdiction of the courts of the State of New York sitting in the City of New York or any federal court sitting in the City of New York. The Company hereby agrees to accept service of process by notice given to it pursuant to the provisions of
Section 10.02.

SECTION 10.12.        No Adverse Interpretation of Other Agreements.

     This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or a subsidiary. Any such other indenture, loan or debt agreement may not be used to interpret this Indenture.

SECTION 10.13.        Successors.

     All agreements of the Company in this Indenture and the Securities shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

SECTION 10.14.        Severability.

     In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 10.15.        Table of Contents, Headings, Etc.

     The Table of Contents, Cross-Reference Table and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

                                        ARTICLE 11
                                      SUBORDINATION

SECTION 11.01.        Agreement to Subordinate.

     The Company agrees, and each Securityholder by accepting a Security agrees, that the indebtedness evidenced by the Securities is subordinated in right of payment, to the extent and in the manner provided in this Article, to the prior payment in full of all Senior Indebtedness and that the subordination is for the benefit of the holders of Senior Indebtedness.

SECTION 11.02.        Certain Definitions.

     "Indebtedness" of any person, means any indebtedness, contingent or otherwise, in respect of borrowed money (whether or not the recourse of the lender is to the whole of the assets of such person or only to a portion thereof), evidenced by bonds, notes, debentures or similar instruments or letters of credit or representing the balance deferred and unpaid of the purchase price of any property or interest therein (except any such balance that constitutes a trade payable), all capitalized lease obligations and all direct or indirect obligations which arise as a result of claims under or drawings pursuant to surety, performance, completion or maintenance bonds.

     "Representative" means the indenture trustee or other trustee, agent or representative for an issue of Senior Indebtedness.

     "Senior Indebtedness" means all Indebtedness (present or future) created, incurred, assumed or guaranteed by the Company (and all renewals, extensions or refundings thereof), unless the instrument under which such Indebtedness is created, incurred, assumed or guaranteed provides that such Indebtedness is not senior or superior in right of payment to the Securities. Notwithstanding anything to the contrary in the foregoing, Senior Indebtedness shall not include
(i) any Indebtedness of the Company to any of its subsidiaries, (ii) any trade payables of the Company or (iii) guarantees by the Company of Indebtedness (a) outstanding at the date hereof or (b) which may be outstanding in the future, except that Senior Indebtedness shall include any guarantees as may be listed in a supplemental indenture and any other present and future guarantees that provide by their terms that they constitute Senior Indebtedness.

SECTION 11.03.        Liquidation; Dissolution; Bankruptcy.

     Upon any distribution to creditors of the Company in a liquidation or dissolution of the Company or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Company or its property:

                  (1) holders of Senior Indebtedness shall be entitled to receive payment in full in cash of the principal of and interest
         (including interest accruing after the commencement of any such proceeding) to the date of payment on the Senior Indebtedness before Securityholders shall be entitled to receive any payment of principal of or interest on Securities; and

                  (2) until the Senior Indebtedness is paid in full in cash, any distribution to which Securityholders would be entitled but for this Article shall be made to holders of Senior Indebtedness as their interests may appear, except that Securityholders may receive securities that are subordinated to Senior Indebtedness to at least the same extent as the Securities.

     For purposes of this Article 11, a distribution may consist of cash, securities or other property, by set-off or otherwise.

SECTION 11.04.        Default on Senior Indebtedness.

     Upon the final maturity of any Senior Indebtedness by lapse of time, acceleration or otherwise, all such Senior Indebtedness shall first be paid in full, or such payment duly provided for in cash or in a manner satisfactory to the holders of such Senior Indebtedness, before any payment is made by the Company or any person acting on behalf of the Company on account of the principal or interest of the Securities.

     The Company may not pay principal of or interest on the Securities and may not acquire any Securities for cash or property (other than capital stock of the Company or other securities of the Company that are subordinated to Senior Indebtedness to at least the same extent as the Securities) if:

                  (1) a default on Senior Indebtedness occurs and is continuing that permits holders of such Senior Indebtedness to accelerate its maturity, and

                  (2) the default is the subject of judicial proceedings or the Company receives a notice of the default from a person who may give it pursuant to Section 11.12, provided that, if the Company receives any such notice, a subsequent notice received within nine months thereafter shall not be effective for purposes of this Section.

     The Company shall resume payments on the Securities and may acquire them when:

                  (a)  the default is cured or waived, or

                  (b) 180 days pass after the notice is given if the default is not the subject of judicial proceedings,

if this Article otherwise permits the payment or acquisition at that time.

SECTION 11.05.        Acceleration of Securities.

     If payment of the Securities is accelerated because of an Event of Default, the Company shall promptly notify holders of Senior Indebtedness of the acceleration. The Company shall pay the Securities when 180 days pass after the acceleration occurs if this Article permits the payment at that time; provided, however, that if no Senior Indebtedness is outstanding at the time of such acceleration, the Company shall pay the Securities in accordance with the provisions of Article 6.

SECTION 11.06.        When Distributions Must Be Paid Over.

     In the event that the Company shall make any payment to the Trustee on account of the principal or interest on the Securities at a time when such payment is prohibited by Section 11.03 or 11.04, such payment shall be held by the Trustee in trust for the benefit of, and shall forthwith be paid over and delivered to, the holders of Senior Indebtedness (pro rata as to each of such holders on the basis of the respective amounts of Senior Indebtedness held by them) or their Representative under the indenture or other agreement (if any) pursuant to which Senior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

     If a distribution is made to Securityholders that because of this Article should not have been made to them, the Securityholders who receive the distribution shall hold it in trust for holders of Senior Indebtedness and pay it over to them as their interests may appear.

SECTION 11.07.        Notice by the Company.

     The Company shall promptly notify the Trustee and the Paying Agent of any facts known to the Company that would cause a payment of principal of or interest on the Securities to violate this Article, but failure to give such notice shall not affect the subordination of the Securities to the Senior Indebtedness provided in this Article. Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 7.07.

SECTION 11.08.        Subrogation.

     After all Senior Indebtedness is paid in full and until the Securities are paid in full, Securityholders shall be subrogated to the rights of holders of Senior Indebtedness to receive distributions applicable to Senior Indebtedness to the extent that distributions otherwise payable to the Securityholders have been applied to the payment of Senior Indebtedness. A distribution made under this Article to holders of Senior Indebtedness which otherwise would have been made to Securityholders is not, as between the Company and Securityholders, a payment by the Company on Senior Indebtedness.

SECTION 11.09.        Relative Rights.

     This Article defines the relative rights of Securityholders and holders of Senior Indebtedness. Nothing in this Indenture shall:

                  (1) impair, as between the Company and Securityholders, the obligation of the Company, which is absolute and unconditional, to pay principal of and interest on the Securities in accordance with their terms;

                  (2)  affect  the  relative  rights  of   Securityholders   and
         creditors of the Company, other than holders of Senior Indebtedness; or

                  (3) prevent the Trustee or any Securityholder from exercising its available remedies upon a Default or Event of Default, subject to the rights of holders of Senior Indebtedness to receive distributions otherwise payable to Securityholders.

     If the Company fails because of this Article to pay principal of or interest on Security on the due date, the failure is still a Default or Event of Default.

SECTION 11.10.        Subordination May Not Be Impaired by the Company.

     No right of any holder of Senior Indebtedness to enforce the subordination of the indebtedness evidenced by the Securities shall be impaired by any act or failure to act by the Company or by its failure to comply with this Indenture.

SECTION 11.11.        Distribution or Notice to the Representative.

     Whenever a distribution is to be made or a notice given to holders of Senior Indebtedness, the distribution may be made and the notice given to their Representative.

SECTION 11.12.        Rights of the Trustee and Paying Agent.

     Notwithstanding any provision of this Article 11 or any other provision of this Indenture, the Trustee and Paying Agent shall not at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee or a Paying Agent or the taking of any other action (pursuant to this Article 11) by the Trustee or a Paying Agent unless and until the Trustee or such Paying Agent, as the case may be, shall have received at its office specified in Section 10.10 written notice thereof from the Company, a Representative or a holder of Senior Indebtedness and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Sections 7.01 and 7.02, and such Paying Agent, shall be entitled in all respects conclusively to assume that no such fact exists. The Trustee or Paying Agent may continue to make payments on the Securities unless it receives such a notice at least three business days prior to the date upon which payment is due.

     The Trustee shall be entitled to reasonably rely in good faith on the delivery to it of a written notice by a person representing himself, herself or itself to be a Representative or a holder of Senior Indebtedness to establish that such notice has been given by a Representative or a holder of such Senior Indebtedness. Only the Company, a Representative or a holder of Senior Indebtedness that has no Representative may give the notice.

     In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article 11, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such person, the extent to which such person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such person under this Article 11, and if such evidence is not furnished, the Trustee may defer any payment which it may be required to make for the benefit of such person pursuant to the terms of this Indenture pending judicial determination as to the rights of such person to receive such payment.

     Upon any payment or distribution of assets of the Company referred to in this Article 11, the Trustee and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, liquidating trustee, Custodian, receiver, assignee for the benefit of creditors, agent or other person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 11.

     The Trustee in its individual or any other capacity may hold Senior Indebtedness with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights.

SECTION 11.13         No Fiduciary Duty to Holders of Senior Indebtedness.

     With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article 11, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee or Paying Agent. Neither the Trustee nor the Paying Agent shall be deemed to owe any fiduciary duty to the holders of such Senior Indebtedness and, subject to the provisions of Section 7.02, the Trustee shall not be liable to any holder of such Senior Indebtedness if it shall, in the absence of bad faith, pay over or deliver to holders of Securities, the Company or any other person monies or assets to which any holder of such Senior Indebtedness shall be entitled by virtue of this Article 11 or otherwise.

                                       [ARTICLE 12
                                        CONVERSION

SECTION 12.01.        Conversion Privilege.

     For the purpose of this Article XII and paragraph 17 of the Securities, ["Common Stock" means the common stock of the Company as it exists on the date of this Indenture or as it may be constituted from time to time.] [and] ["Preferred Stock" means the Series __ Preferred Stock of the Company].

     A Holder of a Security may convert it into [Preferred] [Common] Stock at any time during the period stated in paragraph 17 of the Securities. The number of shares issuable upon conversion of a Security is determined as follows: (i) divide the principal amount to be converted by the conversion price in effect on the conversion date; then (ii) round the result to the nearest 1/100th of a share.

     The initial conversion price is stated in paragraph 17 of the Securities. The conversion price is subject to adjustment.

     A Holder may convert a portion of a Security if the portion is $1,000 or an integral multiple of $1,000. Provisions of this Indenture that apply to conversion of all of a Security also apply to conversion of a portion of it.

SECTION 12.02.        Conversion Procedure.

     To convert a Security a Holder must satisfy the requirements in paragraph 17 of the Securities. The date on which the Holder satisfies all those requirements is the conversion date. As soon as practical, the Company shall deliver through the Conversion Agent a certificate for the number of full shares of [Preferred] [Common] Stock issuable upon the conversion and a check for any fractional share. The person in whose name the certificate is registered shall be treated as a stockholder of record on and after the conversion date.

     No payment or adjustment will be made for accrued interest on a converted Security or dividends on any [Preferred] [Common] Stock issued. However, interest will be paid on any interest payment date with respect to Securities surrendered for conversion after a record date for the payment of interest to the registered Holder on such record date.

     If a Holder converts more than one Security at the same time, the number of full shares issuable upon the conversion shall be based on the total principal amount of the Securities converted.

     Upon a surrender of a Security that is converted in part, the Company shall issue and the Trustee shall authenticate for the Holder a new Security equal in principal amount to the unconverted portion of the Security surrendered.

     If the last day on which a Security may be converted is a Legal Holiday in a place where a Conversion Agent is located, the Security may be surrendered to that Conversion Agent on the next succeeding day that is not a Legal Holiday.

SECTION 12.03.        Fractional Shares.

     The Company will not issue a fractional share of [Preferred] [Common] Stock upon conversion of a Security. Instead the Company will deliver its check for the current market value of the fractional share. The current market value of a fraction of a share is determined as follows: (i) multiply the current market price of a full share by the fraction; then (ii) round the result to the nearest cent.

     The current market price of a share of [Preferred] [Common] Stock is the Quoted Price of the [Preferred] [Common] Stock on the last trading day prior to the conversion date. As used in Sections 12.03 and 12.11, the "Quoted Price" of the Common Stock is the last reported sales price of the [Preferred] [Common] Stock on the New York Stock Exchange or such other securities exchange on which the [Preferred] [Common] Stock may then be listed, or if the Common Stock is not listed on a securities exchange, the last reported sales price of the [Preferred] [Common] Stock as reported by NASDAQ, National Market System or if neither so reported or listed, the last reported bid price of the [Preferred] [Common] Stock. In the absence of such a quotation, the Company shall determine the current market price on the basis of such quotations or other information as it considers appropriate.

SECTION 12.04.        Taxes on Conversion.

     If a Holder of a Security converts it, the Company shall pay any documentary, stamp or similar issue or transfer tax due on the issue of shares of [Preferred] [Common] Stock upon the conversion. However, the Holder shall pay any such tax which is due because the shares are issued in a name other than the Holder's name.

SECTION 12.05.        Company to Provide Stock.

     The Company has reserved and shall continue to reserve out of its authorized but unissued [Preferred] [Common] Stock or its [Preferred] [Common] Stock held in treasury enough shares of [Preferred] [Common] Stock to permit the conversion of the Securities in full.

     All shares of [Preferred] [Common] Stock which may be issued upon conversion of the Securities shall be fully paid and non-assessable.

     The Company will endeavor to comply with all securities laws regulating the offer and delivery of shares of [Preferred] [Common] Stock upon conversion of Securities and will endeavor to list such shares on each national securities exchange on which the [Preferred] [Common] Stock is listed.

SECTION 12.06.        Adjustment for Change in Capital Stock.

     Subject to Section 12.18, if the Company:

                  (1) pays a dividend or makes a distribution on its [Preferred] [Common] Stock in shares of its [Preferred] [Common] Stock;

                  (2) subdivides its outstanding shares of [Preferred] [Common] Stock into a greater number of shares;

                  (3) combines its outstanding shares of [Preferred] [Common] Stock into a smaller number of shares;

                  (4) makes a distribution on its [Preferred] [Common] Stock in shares of its capital stock other than [Preferred] [Common] Stock; or

                  (5) issues by reclassification of its [Preferred] [Common] Stock any shares of its capital stock;

then the conversion privilege and the conversion price in effect immediately prior to such action shall be adjusted so that the Holder of a Security thereafter converted may receive the number of shares of capital stock of the Company which he would have owned immediately following such action if he had converted the Security immediately prior to such action.

     The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

     If after an adjustment a Holder of a Security upon conversion of it may receive shares of two or more classes of capital stock of the Company, the Company shall determine the allocation of the adjusted conversion price between the classes of capital stock. After such allocation, the conversion privilege and the conversion price of each class of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to [Preferred] [Common] Stock in this Article.

SECTION 12.07.        Adjustment for Rights Issue.

     If the Company distributes any rights or warrants [other than the Warrants (the "Warrants") which are issued as part of unit consisting of Warrants and the Securities] to all holders of its [Preferred] [Common] Stock entitling them for a period expiring within 60 days after the record date mentioned below to purchase shares of [Preferred] [Common] Stock at a price per share less than the current market price per share on that record date, the conversion price shall be adjusted in accordance with the formula set forth below and the paragraph following such formula:

                                                      N  x P
                                               O  +   ------
                                                         M
                               C'  =  C    x   -------------
                                                 O   +  N

where:

         C' = the adjusted conversion price.

         C  = the current conversion price.

         O  = the  number  of  shares  of   [Preferred]   [Common]  Stock
              outstanding on the record date.

         N = the number of additional shares of [Preferred] [Common] Stock offered.

         P =  the offering price per share of the additional shares.

         M = the current market price per share of [Preferred] [Common] Stock on the record date.

     The adjustment shall be made successively whenever any such rights become exercisable or such warrants are issued and shall become effective immediately after the rights become exercisable or after the record date for the determination of stockholders entitled to receive the warrants. If at the end of the period during which such warrants or rights are exercisable, not all warrants or rights shall have been exercised, the conversion price shall be immediately readjusted to what it would have been if "N" in the above formula had been the number of shares actually issued.

SECTION 12.08.        Adjustment for Other Distributions.

     If the Company distributes to all holders of its [Preferred] [Common] Stock (as such) any of its assets or debt securities or any rights or warrants to purchase assets, debt securities or other securities of the Company, the conversion price shall be adjusted in accordance with the formula set forth below and the paragraph following such formula:

                               C'  =  C    x    M - F
                                                -----
                                                  M

where:

         C' = the adjusted conversion price.

         C  = the current conversion price.

         M  = the current market price per share of  [Preferred]  [Common]
              Stock on the record date mentioned below.

         F = the fair market value on the record date of the assets, securities, rights or warrants applicable to one share of [Preferred] [Common] Stock. The Board of Directors shall determine the fair market value.

     The adjustment shall be made successively whenever any such rights become exercisable or any such distribution (other than of such rights) is made and shall become effective immediately after any such rights become exercisable (as to rights) or after the record date for the determination of stockholders entitled to receive the distribution (as to other distributions). Notwithstanding the foregoing, no adjustment shall be made in the event that rights become exercisable if and to the extent Holders of Securities have received or are entitled to receive such rights upon conversion. In addition, to the extent the rights or warrants expire unexercised, then the conversion price shall be promptly readjusted to the conversion price which would then be in effect had the adjustment been made based on the number of rights or warrants exercised.

     This Section does not apply to regular cash dividends or cash distributions paid out of consolidated current earnings as shown on the books of the Company. Also, this Section does not apply to rights or warrants referred to in Section 12.07, including the Warramts.

SECTION 12.09.        Adjustment for [Preferred] [Common] Stock Issue.

     If the Company issues shares of [Preferred] [Common] Stock for a consideration per share less than the current market price per share on the date the Company fixes the offering price of such additional shares, the conversion price shall be adjusted in accordance with the formula:

                                                                       P
                                                                O +   --
                                                                       M
                                              C'  =  C    x    ----------
                                                                     A

where:

         C' = the adjusted conversion price.

         C  = the then current conversion price.

         O = the number of shares outstanding immediately prior to the issuance of such additional shares.

         P = the aggregate consideration received for the issuance of such additional shares.

         M = the current market price per share on the date of issuance of such additional shares.

         A = the number of shares outstanding immediately after the issuance of such additional shares.

     The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

     This Section does not apply to (i) any of the transactions described in Sections 12.07, 12.08 and 12.10, (ii) the conversion of Securities, or the conversion, exchange or exercise of other securities convertible or exchangeable for [Preferred] [Common] Stock, (iii) [Preferred] [Common] Stock issued to the Company's employees under bona fide employee plans adopted by the Board of Directors and approved by the holders of [Preferred] [Common] Stock when required by law, if such [Preferred] [Common] Stock would otherwise be covered by this Section (but only to the extent that the aggregate number of shares excluded hereby and issued after the date of this Indenture shall not exceed [5%] of the [Preferred] [Common] Stock outstanding at the time of the adoption of each such plan, exclusive of antidilution adjustments thereunder), (iv) [Preferred] [Common] Stock issued to acquire, or in the acquisition of, all or any portion of a business as a going concern or of developed, undeveloped or mixed real property, in an arms-length transaction between the Company and an unaffiliated third party, whether such acquisition shall be effected by purchase of assets, exchange of securities, merger, consolidation or otherwise, (v) [Preferred] [Common] Stock issued in a bona fide public offering pursuant to a firm commitment underwriting or (vi) [Preferred] [Common] Stock issued on exercise of rights if and to the extent Holders of Securities have received or are entitled to receive such rights upon conversion.

SECTION 12.10.        Adjustment for Convertible Securities Issue.

     If the Company issues any securities convertible into or exchangeable or exercisable for [Preferred] [Common] Stock (other than the Securities or securities issued in transactions described in Sections 12.07 and 12.08) for a consideration per share of [Preferred] [Common] Stock initially deliverable upon conversion, exchange or exercise of such securities less than the current market price per share on the date of issuance of such securities, the conversion price shall be adjusted in accordance with this formula:

                                                                  P
                                                           O +   --
                                                                  M
                                           C'  =  C    x   ----------
                                                             O +  D

where:

         C' = the adjusted conversion price.

         C  = the then current conversion price.

         O = the number of shares outstanding immediately prior to the issuance of such securities.

         P = the aggregate consideration received for the issuance of such securities (including as determined in Section 12.12(3)).

         M = the current market price per share on the date of issuance of such securities.

         D = the maximum number of shares deliverable upon conversion or in exchange for or upon exercise of such securities at the initial conversion, exchange or exercise rate.

     The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance. If all of the [Preferred] [Common] Stock deliverable upon conversion, exchange or exercise of such securities have not been issued when such securities are no longer convertible, exchangeable or exercisable, then the conversion price shall promptly be readjusted to the conversion price which would then be in effect had the adjustment upon the issuance of such securities been made on the basis of the actual number of shares of [Preferred] [Common] Stock issued upon conversion, exchange or exercise of such securities.

     This Section does not apply to (1) convertible securities issued to acquire, or in the acquisition of, all or any portion of a business as a going concern or of developed, undeveloped or mixed real property, in an arms-length transaction between the Company and an unaffiliated third party, whether such acquisition shall be effected by purchase of assets, exchange of securities, merger, consolidation or otherwise, or (ii) convertible securities issued in a bona fide public offering pursuant to a firm commitment underwriting.

SECTION 12.10A.        Special Provision Regarding Preferred Stock.

     In addition to the foregoing adjustments and without duplication, if (x) prior to the exercise of a Security an event ("Event") occurs which, under the Certificate of Designations with respect to the Preferred Stock, would have required an adjustment in the number of share(s) of Common Stock into which the shares of Preferred Stock acquired on conversion of the Securities would have been convertible if such Security had previously been converted into Preferred Stock (but such Preferred Stock acquired on conversion had not been converted into Common Stock), then (y) after the Event, such share of Preferred Stock shall, when acquired on conversion of the Security, be convertible into the same number of share(s) of Common Stock into which it would have been convertible if such Security had been converted into Preferred Stock (but such Preferred Stock acquired on conversion had not been converted into Common Stock) prior to the Event. The adjustment required by the foregoing sentence shall be made each time there is an Event, provided that no adjustment shall be made under this Section 12.10A unless that adjustment results in a change of 1%, provided further that all adjustments not made by virtue of the preceding "provided" clause shall be carried forward and made when the aggregate of all such adjustments results in a change of at least 1%.]*

- -------------------
* This provision will be used, if at all, if the Securities are exercisable for Preferred Stock which is convertible into Common Stock.



SECTION 12.11.        Current Market Price.

     In Sections 12.07, 12.08, 12.09 and 12.10, the current market price per share of [Preferred] [Common] Stock on any date is the average of the Quoted Prices (as defined in Section 12.03) of the [Preferred] [Common] Stock for 20 consecutive trading days commencing 30 trading days before the date in question. In the absence of one or more such quotations, the Company shall determine the current market price on the basis of such quotations or other information as it considers appropriate.

SECTION 12.12.        Consideration Received.

     For purposes of any computation respecting consideration received pursuant to Sections 12.09 and 12.10, the following shall apply:

                  (1) in the case of the issuance of shares of [Preferred] [Common] Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or, without limitation, other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith,

                  (2) in the case of the issuance of shares of [Preferred] [Common] Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors (irrespective of the accounting treatment thereof), whose determination shall be conclusive, and described in a Board resolution which shall be filed with the Trustee; and

                  (3) in the case of the issuance of securities convertible into or exchangeable or exercisable for shares, the aggregate consideration received therefor shall be deemed to be the consideration received by the Company for the issuance of such securities plus the additional minimum consideration, if any, to be received by the Company upon the conversion or exchange thereof (the consideration in each case to be determined in the same manner as provided in clauses (1) and (2) of this Section).

SECTION 12.13.        When Adjustment May Be Deferred.

     No adjustment in the conversion price need be made unless the adjustment would require an increase or decrease of at least 1% in the conversion price. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment.

     All calculations under this Article shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be.

SECTION 12.14.        When No Adjustment Required.

     No adjustment need be made for a transaction referred to in Sections 12.06, 12.07, 12.08, 12.09 or 12.10 if all Securityholders are entitled to participate in the transaction on a basis and with notice that the Board of Directors determines to be fair and appropriate in light of the basis and notice on which holders of [Preferred] [Common] Stock participate in the transaction.

     No adjustment need be made for rights to purchase [Preferred] [Common] Stock pursuant to a Company plan for reinvestment of dividends or interest.

     No adjustment need be made for a change in the par value or no par value of the [Preferred] [Common] Stock.

     To the extent the Securities become convertible into cash, no adjustment need be made thereafter as to the cash. Interest will not accrue or be deemed to accrue on the cash for this purpose.

     In any case in which this Article 12 or the Securities shall require that an adjustment in the conversion price be made effective as of a record date for a specified event and notwithstanding anything to the contrary in this Article 12 of the Securities, the Company may elect to defer until the occurrence of such event the issuing to the holder of any Security converted after such record date, the [Preferred] [Common] Stock or other capital stock of the Company, if any, issuable upon such conversion over and above the [Preferred] [Common] Stock or other capital stock of the Company, if any, issuable upon such conversion on the basis of the conversion price in effect prior to such adjustment; provided, however, [that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing, subject to the following proviso, such holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment and, provided further,] to the extent such event does not occur, the adjustment made in respect of such non-occurrence shall be retroactive and affect each conversion security converted between such Record Date and the date of such non-occurrence.

SECTION 12.15.        Notice of Adjustment.

     Whenever the conversion price is adjusted, the Company shall promptly mail to Securityholders a notice of the adjustment. The Company shall file with the Trustee a certificate from the Company's independent public accountants briefly stating the facts requiring the adjustment and the manner of computing it. The certificate shall be conclusive evidence that the adjustment is correct, absent manifest error.

SECTION 12.16.        Voluntary Reduction.

     The Company from time to time may reduce the conversion price by any amount for any period of time if the period is at least [20] days and if the reduction is irrevocable during the period; provided that in no event may the conversion price be less than the then par value of a share of [Preferred] [Common] Stock, if any.

     Whenever the conversion price is reduced, the Company shall mail to Securityholders a notice of the reduction. The Company shall mail the notice at least 15 days before the date the reduced conversion price takes effect. The notice shall state the reduced conversion price and the period it will be in effect.

     A reduction of the conversion price does not change or adjust the conversion price otherwise in effect for purposes of Sections 12.06, 12.07, 12.08, 12.09 and 12.10.

SECTION 12.17.        Notice of Certain Transactions.

     If:

                  (1) the Company takes any action that would require an adjustment in the conversion price pursuant to Sections 12.06, 12.07, 12.08, 12.09 or 12.10 and if the Company does not let Securityholders participate pursuant to Section 12.14 [or which is referred to in
         Section 12.10A];

                  (2) the Company takes any action that would require a supplemental indenture pursuant to Section 12.18; or

                  (3)  there is a liquidation or dissolution of the Company,

the Company shall mail to Securityholders and to the Trustee a notice stating the proposed record date, proposed effective date or other relevant proposed date of the act in question. The Company shall mail the notice at least [15] days before such date. Failure to mail the notice or any defect in it shall not affect the validity of the transaction.

SECTION 12.18.        Reorganization of Company.

     If the Company is a party to a transaction subject to Section 5.01, or a transaction which reclassifies or changes its outstanding [Preferred] [Common] Stock, upon consummation of such transaction the Securities shall automatically become convertible into the kind and amount of securities, cash or other assets which the Holder of a Security would have owned immediately after the transaction if the Holder had converted the Security immediately before the effective date of the transaction. Concurrently with the consummation of such transaction, the person obligated to issue securities or deliver cash or other assets upon conversion of the Securities shall enter into a supplemental indenture so providing and further providing for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this Article. The Company or, if applicable, the other person shall mail to Securityholders a notice describing the transaction and supplemental indenture.

     If securities deliverable upon conversion of Securities, as provided above, are themselves convertible into the securities of an Affiliate of the other person, that Affiliate shall join in the supplemental indenture and the supplemental indenture shall so provide.

     If this Section applies, Section 12.06 does not apply.

SECTION 12.19.        Company Determination Final.

     Any determination that the Company or the Board of Directors must make pursuant to Section 12.03, 12.06, 12.08, 12.09, 12.10, 12.11, 12.12 or 12.14 is
conclusive.

SECTION 12.20.        Trustee's Disclaimer.

     The Trustee has no duty to determine when an adjustment under this Article should be made, how it should be made or what it should be. The Trustee has no duty to determine whether any provisions of a supplemental indenture under
Section 12.18 are correct. The Trustee makes no representation as to the validity or value of any securities or assets issued upon conversion of Securities. The Trustee shall not be responsible for the Company's failure to comply with this Article. Each Conversion Agent other than the Company shall have the same protection under this Section as the Trustee.]

     The parties have caused this Indenture to be duly executed and attested, all as of the date first above written, in _____________, _____________, signifying their agreements contained in this Indenture.

                                         SIGNATURES

                                         DEL WEBB CORPORATION


                                         By___________________________

Attest:

- -------------------------

                                          [THE FIRST NATIONAL BANK
                                          OF BOSTON,] as Trustee

                                          -----------------------------


Attest:

- -------------------------

                                   EXHIBIT A
                              (FACE OF SECURITY)*

No.                                              $             CUSIP No. ____

                              DEL WEBB CORPORATION

promises to pay to

or registered assigns,
the principal sum of                        Dollars on ________________________

                  _____% [CONVERTIBLE] [JUNIOR] SUBORDINATED [DEBENTURE] [NOTE]
                         DUE ________

Interest Payment Dates:             _______________ and _______________

         Record Dates:              _______________ and _______________

This is one of the Securities                    Dated:
mentioned in the Indenture
referred to below:

                                                 DEL WEBB CORPORATION
[The First National Bank of Boston,]
as Trustee
                                                 By_________________________
By_________________________
  Authorized Signatory
                                                 By_________________________


- ------------------------

* Global securities will have any appropriate modifications and will bear essentially the following legend:

          THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE REFERRED TO BELOW AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE TRANSFERRED TO, OR REGISTERED OR EXCHANGED FOR SECURITIES REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF AND NO SUCH TRANSFER MAY BE REGISTERED, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. EVERY SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS SECURITY SHALL BE A GLOBAL SECURITY SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

                               (BACK OF SECURITY)

                                ----------------

                   ___% [Convertible][Junior] Subordinated [Debenture] [Note]
                                 Due __________

     1. Interest. Del Webb Corporation, a Delaware corporation (the "Company"), promises to pay interest on the principal amount of this Security at the rate per annum shown above. The Company will pay interest semiannually on _________ and _________ of each year. Interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from _________, 199_. Interest will be computed on the basis of a 360-day year of twelve 30-day months. [Provisions as to the right of the Company to defer interest, if any, may be set forth here.]

     2.  Method of  Payment.  The Company  will pay  interest on the  Securities
(except defaulted interest) to the persons who are registered holders of Securities at the close of business on the record date for the next interest payment date even though Securities are cancelled after the record date and on or before the interest payment date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may pay principal and interest by check payable in such money. It may mail an interest check to a holder's registered address.

     3. Paying Agent [, and] Registrar [and Conversion Agent]. [The First National Bank of Boston] (the "Trustee") will act as Paying Agent [, and] Registrar [and Conversion Agent]. The Company may change the Paying Agent,
Registrar or co-registrar without prior notice. The Company or any of its subsidiaries may act in any such capacity.

     4. Indenture. The Company issued the Securities under an Indenture dated as of ___________, 199_ [as modified by a Supplemental Indenture dated as of , 199 ] ([collectively, ]the "Indenture") between the Company and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code ss.ss. 77aaa-77bbbb) as in effect on the date of the Indenture. The Securities are subject to, and qualified by, all such terms, certain of which are summarized hereon, and Securityholders are referred to the Indenture and such Act for a statement of such terms. The Securities are unsecured general obligations of the Company limited to $__________ in aggregate principal amount [of which $___________ may only be issued as 'Additional Securities' on or before the 30th day after the date of, and pursuant to the terms of, that certain Underwriting Agreement dated _________, 199_ by and between the Company and _________________. The Company will not originally issue any Additional Securities except pursuant to the Underwriting Agreement. If no Additional
Securities are issued the Securities will be limited to $____________ in aggregate principal amount.] Capitalized terms not defined below have the same meaning as is given to them in the Indenture.

     5[A]. Optional Redemption. The Company may not redeem the Securities prior to ____________. Thereafter, the Company may redeem all the Securities at any time or some of them from time to time at the redemption prices (expressed in percentages of principal amount) set forth below plus accrued interest to the redemption date, if redeemed during the 12-month period beginning _________ of the years starting with _____ indicated below.

     Year            Percentage             Year                   Percentage




                                                                        and

                                                       thereafter   100.000

     [5B. Mandatory Redemption. The Company will redeem ___% of the [initial] principal amount of Securities [(including any Additional Securities)] [then outstanding] on ____________, and on each _________ thereafter through ___________ at a redemption price of 100% of principal amount, plus accrued interest to the redemption date. The Company may reduce the principal amount of Securities to be redeemed pursuant to this paragraph 6 by subtracting 100% of the principal amount (excluding premium) of any Securities that [Securityholders have converted,] the Company has delivered to the Trustee for cancellation or the Company has previously purchased, redeemed, retired or acquired other than pursuant to this paragraph 6, provided that the Company may so subtract the same Security only once.]

     6. Notice of Redemption. Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each holder of Securities to be redeemed at his or her registered address. Securities in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000. In the event of a redemption of less than all of the Securities, the Securities will be chosen for redemption by the Trustee, generally pro rata or by lot. On and after the redemption date interest ceases to accrue on Securities or portions of them called for redemption.

     If this Security is redeemed subsequent to a record date with respect to any interest payment date specified above and on or prior to such interest payment date, then any accrued interest will be paid to the person in whose name this Security is registered at the close of business on such record date.

     7. Change of Control. Upon a Change of Control, the Company shall make a Change of Control Offer to purchase all outstanding securities at a price equal to 101% of the aggregate principal amount of the Securities, plus accrued and unpaid interest to the date of purchase. To accept the Change of Control Offer, the Holder hereof must comply with the terms thereof, including surrendering this Security, with the "Option of Holder to Elect Purchase" portion hereof completed, to the Company, a depositary, if appointed by the Company, or a Paying Agent, at the address specified in the notice of the Change of Control Offer mailed to Holders as provided in the Indenture, prior to termination of the Change of Control Offer.

     8. Subordination. To the extent set forth in Article 11 of the Indenture, the Securities are subordinated to Senior Indebtedness, which generally is any Indebtedness outstanding on the date of the Indenture or Indebtedness thereafter created, incurred, assumed or guaranteed by the Company and all renewals, extensions and refundings thereof except Indebtedness that expressly provides that it is not senior to or superior in right of payment to the Securities. Senior Indebtedness does not include Indebtedness of the Company to any of its subsidiaries, trade payables of the Company and certain Indebtedness of others guaranteed by the Company. Indebtedness, for any specified person, is any indebtedness, contingent or otherwise, in respect of borrowed money (whether or not the recourse of the lender is to the whole of the assets of the person or only to a portion thereof) evidenced by bonds, notes, debentures or similar instruments or letters of credit or representing the balance deferred and unpaid of the purchase price of any property or interest therein (except any such balance that constitutes a trade payable), all capitalized leases and all direct or indirect obligations which arise as a result of claims under or drawings pursuant to surety, performance, completion or maintenance bonds. To the extent provided in the Indenture, Senior Indebtedness must be paid before the Securities may be paid. The Company agrees, and each Securityholder by accepting a Security agrees, to the subordination and authorizes the Trustee to give it effect.

     9. Denominations, Transfer, Exchange. The Securities are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. As a condition of transfer, the Registrar may require a holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not exchange or register the transfer of any Security or portion of a Security selected for redemption. Also, it need not exchange or register the transfer of any Securities for a period of 15 days before a selection of Securities to be redeemed.

     10. Persons Deemed Owners. The registered holder of a Security may be treated as its owner for all purposes.

     11. Amendments and Waivers. Subject to certain exceptions, the Indenture or the Securities may be amended with the consent of the holders of at least a majority in principal amount of the then outstanding Securities and any existing default may be waived with the consent of the holders of a majority in principal amount of the then outstanding Securities. Without the consent of any Securityholder, the Indenture or the Securities may be amended: to cure any ambiguity, defect or inconsistency; to provide for assumption of the Company's obligations to Securityholders; to make any change that does not adversely affect the rights of any Securityholder; to add to the covenants of the Company, for the benefit of the Securityholders; or to modify the Indenture to effect its qualification under the TIA.

     12. Defaults and Remedies. An Event of Default is: default for 30 days in payment of interest on the Securities; default in payment of principal of and premium, if any, on the Securities; failure by the Company for 60 days after notice to it to comply with any of its other agreements in the Indenture or the Securities or, in the case of failure by the Company to maintain its corporate existence or to comply with the restrictions on payments of dividends and other distributions, the restrictions on consolidation, merger or transfer or lease of substantially all its assets [or the provisions regarding conversion of the Securities], with such notice but without such passage of time; certain defaults under and accelerations prior to maturity of certain Indebtedness; certain final judgments which remain undischarged; and certain events of bankruptcy or insolvency. If an Event of Default occurs and is continuing, the Trustee or the holders of at least 25% in principal amount of the then outstanding Securities may declare all the Securities to be due and payable immediately, except that in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all outstanding Securities become due and payable without further action or notice. Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, holders of a majority in principal amount of the then outstanding Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing default (except a default in payment of principal or interest) if it determines that withholding notice is in their interests. The Company must furnish an annual compliance certificate to the Trustee.

     13. Trustee Dealings with the Company. The First National Bank of Boston, the Trustee under the Indenture, or any of its Affiliates, in their individual or any other capacities, may make or continue loans to or guaranteed by, accept deposits from and perform services for the Company or its Affiliates and may otherwise deal with the Company or its Affiliates as if The First National Bank of Boston were not Trustee.

     14. No Recourse Against Others. No director, officer, employee or stockholder, as such, of the Company shall have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Securityholder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the Securities.

     15. Authentication. This Security shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

     16. Abbreviations. Customary abbreviations may be used in the name of a Securityholder or an assignee, such as: TEN CO = tenants in common, TEN ENT = tenants by the entireties, JT TEN = joint tenants with right of survivorship and not as tenants in common, CUST = Custodian and U/G/M/A = Uniform Gifts to Minors Act.

     The Company will furnish to any Securityholder upon written request and without charge a copy of the Indenture, which has in it the text of this Security in larger type. Requests may be made to: Treasurer, Del Webb Corporation, 2231 East Camelback Road, P.O. Box 29040, Phoenix, AZ 85016.

     [17. Conversion. A holder of a Security may convert it into [Preferred] [Common] Stock of the Company at any time before the close of business on ________,_____. If the Security is called for redemption, the holder may convert it at any time before the close of business on the redemption date (unless the Company shall default in payment due upon redemption thereof). The initial conversion price of $__ per share is subject to adjustment in certain events. To determine the number of shares issuable upon conversion of a Security, divide the principal amount to be converted by the conversion price in effect on the conversion date. On conversion, no payment or adjustment for interest will be made. However, interest will be paid on any interest payment date with respect to Securities surrendered for conversion after a record date for the payment of interest to the registered holder on such record date. The Company will deliver a check for any fractional share.

     To convert a Security a holder must (1) complete and sign the conversion notice on the back of the Security, (2) surrender the Security to a Conversion Agent, (3) furnish appropriate endorsements and transfer documents if required by the Registrar or Conversion Agent and (4) pay any transfer or similar tax if required by the Indenture or applicable law. A holder may convert a portion of a Security if the portion is $1,000 or an integral multiple of $1,000.

     The conversion price is subject to adjustment as set forth in the Indenture in certain events. No adjustment in the conversion price will be required unless such adjustment would require a change of at least 1% in the price then in effect; but any adjustment that would otherwise be required to be made shall be carried forward and taken into account in any subsequent adjustment.

     The Company from time to time may voluntarily reduce the conversion price for a period of time.

     If the Company is a party to a consolidation or merger or a transfer or lease of all or substantially all of its assets, the Securities automatically become convertible into the kind and amount of securities, cash or other assets which the Holder of a Security would have owned immediately after such transaction if the Holder had converted the Security immediately before the effective date of the transaction.]



     ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to:

     ---------------------------------
       (Insert assignee's soc. sec.
       or tax I.D. no.)

- ---------------------------------

- ---------------------------------

- ---------------------------------

- ---------------------------------
(Print or type assignee's name, address and zip code)

and irrevocably appoint:

- ---------------------------------
agent to transfer this Security on the books of the Company. The agent may substitute another to act for him or her.



Date:
       ---------------------------------


                               [CONVERSION NOTICE

To convert this Security into [Preferred] [Common] Stock of the Company, check the box: [ ]


To convert only part of this Security, state the amount:

         $_____

If you want the stock certificate made out in another person's name, fill in the form below:

         -----------------------------------------------
        (insert other person's soc. sec. or tax I.D. no.)


- ---------------------------------

- ---------------------------------

- ---------------------------------

- ---------------------------------
(Print or type other person's name, address and zip code.)


Your signature:
               ---------------------------------
(Sign exactly as your name appears on the other side of this Security)]


Signature Guarantee:


                      [OPTION OF HOLDER TO ELECT PURCHASE]

     If you want to elect to have this Security purchased by the Company pursuant to Section 4.11 of the Indenture and paragraph 7 of this Security, check the box: [ ]

     If you want to elect to have only part of this Security purchased by the Company pursuant to Section 4.11 of the Indenture and paragraph 7 of this Security, state the amount: $ _____

Date:                                       Your Signature:

______________________________              ______________________________
                                            (Sign exactly as your name
                                            appears on the other side of
                                            this Security)]


Signature Guarantee:

______________________________